SCHEDULE 14A
             (RULE 14A-101) INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Sec. 240.14a-12


                  TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
              ----------------------------------------------------
                (Name of Registrant as Specified in its Charter)


       --------------------------------------------------------------------
       Name of Person(s) Filing Proxy Statement, other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
    0-11(s)(2).

      (1)  Title of each class of securities to which transaction applies:

      (2)  Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)  Proposed maximum aggregate value of transaction:

      (5)  Total fee paid:


[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:





[LOGO]
  FRANKLIN(R) TEMPLETON(R)
  INVESTMENTS



                 TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.

                       IMPORTANT SHAREHOLDER INFORMATION

   These materials are for a Special Meeting of Shareholders scheduled for March 19, 2004 at 2:00 p.m. Eastern time. The enclosed materials discuss four proposals (the "Proposals" or, each, a "Proposal") to be voted on at the meeting, and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy by signing and returning your proxy card, it tells us how you wish to vote on important issues relating to Templeton Global Smaller Companies Fund, Inc. (the "Fund"). If you specify a vote for all Proposal(s), your proxy will be voted as you indicate. If you specify a vote for one or more Proposals, but not all, your proxy will be voted as specified on such Proposals and, on the Proposal(s) for which no vote is specified, your proxy will be voted FOR such Proposal(s). If you simply sign and date the proxy card, but do not specify a vote for any Proposal, your proxy will be voted FOR all Proposals.

   We urge you to spend a few minutes reviewing the Proposals in the proxy statement. Then, please fill out and sign the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Fund may be able to save money by not having to conduct additional mailings.

   We welcome your comments. If you have any questions, call Fund Information at 1-800/DIAL BEN(R) (1-800-342-5236).

-------------------------------------------------------------------------------
                         TELEPHONE AND INTERNET VOTING

 For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, separate instructions are enclosed.
-------------------------------------------------------------------------------





[LOGO]
FRANKLIN(R) TEMPLETON(R)
INVESTMENTS



                 TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

   A Special Meeting of Shareholders (the "Meeting") of Templeton Global Smaller Companies Fund, Inc. (the "Fund"), will be held at the Fund's offices, 500 East Broward Boulevard, 12th Floor, Fort Lauderdale, Florida 33394-3091 on March 19, 2004 at 2:00 p.m. Eastern time.

   During the Meeting, shareholders of the Fund will vote on the following Proposals and Sub-Proposals:

   1. To elect a Board of Directors of the Fund.

   2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware statutory trust.

   3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes eight (8) Sub-Proposals):

      (a) To amend the Fund's fundamental investment restriction regarding diversification of investments;

      (b) To amend the Fund's fundamental investment restriction regarding investments in real estate;

      (c) To amend the Fund's fundamental investment restriction regarding investments in commodities;

      (d) To amend the Fund's fundamental investment restriction regarding underwriting;

      (e) To amend the Fund's fundamental investment restriction regarding issuing senior securities;

      (f) To amend the Fund's fundamental investment restriction regarding lending;

      (g) To amend the Fund's fundamental investment restriction regarding borrowing; and

      (h) To amend the Fund's fundamental investment restriction regarding industry concentration.

   4. To approve the elimination of certain of the Fund's fundamental investment restrictions.

                              By Order of the Board of Directors,

                              Barbara J. Green
                              Secretary

January 27, 2004

                                PROXY STATEMENT

                               TABLE OF CONTENTS

                                                                                        Page
                                                                                        ----
Information About Voting...............................................................   1
Proposal 1:  To Elect a Board of Directors of the Fund.................................   3
Proposal 2:  To Approve an Agreement and Plan of Reorganization that provides for the
             Reorganization of the Fund from a Maryland Corporation to a Delaware
             Statutory Trust...........................................................  16
Introduction to Proposals 3 and 4......................................................  23
Proposal 3:  To Approve Amendments to Certain of the Fund's Fundamental Investment
             Restrictions (this Proposal involves separate votes on Sub-Proposals
             3a-3h)....................................................................  24
   Sub-Proposal 3a: To amend the Fund's fundamental investment restriction regarding diversification of investments.....................................  24
   Sub-Proposal 3b: To amend the Fund's fundamental investment restriction regarding investments in real estate.........................................  26
   Sub-Proposal 3c: To amend the Fund's fundamental investment restriction regarding investments in commodities.........................................  27
   Sub-Proposal 3d: To amend the Fund's fundamental investment restriction regarding underwriting.......................................................  28
   Sub-Proposal 3e: To amend the Fund's fundamental investment restriction regarding issuing senior securities..........................................  29
   Sub-Proposal 3f: To amend the Fund's fundamental investment restriction regarding lending............................................................  30
   Sub-Proposal 3g: To amend the Fund's fundamental investment restriction regarding borrowing..........................................................  32
   Sub-Proposal 3h: To amend the Fund's fundamental investment restriction regarding industry concentration.............................................  34
Proposal 4:  To Approve the Elimination of Certain of the Fund's Fundamental Investment
             Restrictions..............................................................  35
Additional Information About the Fund..................................................  40
Audit Committee........................................................................  43
Further Information About Voting and the Meeting.......................................  45

EXHIBITS

Exhibit A--Nominating Committee Charter................................................ A-1
Exhibit B--Agreement and Plan of Reorganization between Templeton Global Smaller
           Companies Fund, Inc. (a Maryland corporation) and Templeton Global Smaller
           Companies Fund (a Delaware statutory trust)................................. B-1
Exhibit C--A Comparison of Governing Documents and State Law........................... C-1
Exhibit D--Fundamental Investment Restrictions Proposed to be Amended or Eliminated.... D-1


                 TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.

                                PROXY STATEMENT

..  INFORMATION ABOUT VOTING

  Who is asking for my vote?

   The Directors of Templeton Global Smaller Companies Fund, Inc. (the "Fund"), in connection with the Special Meeting of Shareholders of the Fund to be held on March 19, 2004 (the "Meeting"), have requested your vote on several matters.

  Who is eligible to vote?

   Shareholders of record at the close of business on January 20, 2004 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and proxy statement were first mailed to shareholders of record on or about January 27, 2004.

  On what issues am I being asked to vote?

   You are being asked to vote on four Proposals:

    1. To elect a Board of Directors of the Fund;

    2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware statutory trust;

    3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes eight (8) Sub-Proposals); and

    4. To approve the elimination of certain of the Fund's fundamental investment restrictions.

  How do the Directors recommend that I vote?

   The Directors unanimously recommend that you vote:

    1. FOR the election of all nominees as Directors of the Fund;

    2. FOR the approval of an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware statutory trust;

    3. FOR the approval of each of the proposed amendments to certain of the Fund's fundamental investment restrictions; and

    4. FOR the approval of the elimination of certain of the Fund's fundamental investment restrictions.

  How do I ensure that my vote is accurately recorded?

   You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, separate instructions are enclosed.

   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on any of the Proposals 1 through 4, your proxy will be voted as you indicate, and any Proposal for which no vote is specified will be voted FOR that Proposal. If you simply sign, date and return the proxy card, but do not specify a vote on any of the Proposals 1 through 4, your shares will be voted FOR the election of all nominees as Directors (Proposal 1); FOR the approval of an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware statutory trust (Proposal 2); FOR the approval of each of the proposed amendments to certain of the Fund's fundamental investment restrictions (Sub-Proposals 3a-3h); and FOR the approval of the elimination of certain of the Fund's fundamental investment restrictions (Proposal 4).

  May I revoke my proxy?

   You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

  What if my shares are held in a brokerage account?

   If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a "Legal Proxy" from your broker and present it to the Inspector of Election at the Meeting.

                                      2

..  THE PROPOSALS

PROPOSAL 1:  TO ELECT A BOARD OF DIRECTORS OF THE FUND

  How are nominees selected?

   The Board of Directors of the Fund (the "Board" or the "Directors") has a Nominating Committee (the "Committee") which, during 2003, consisted of Andrew
H. Hines, Jr. (Chairman) and Gordon S. Macklin, neither of whom is an "interested person" of the Fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). Directors who are not interested persons of the Fund are referred to as the "Independent Directors," and Directors who are interested persons of the Fund are referred to as the "Interested Directors." Mr. Hines retired from the Board and the Committee effective December 31, 2003. It is expected that the Board will appoint three new members to the Committee, each of whom will be an Independent Director, promptly after the Meeting.

   The Committee is responsible for selecting candidates to serve as Directors and recommending such candidates (a) for selection and nomination as Independent Directors by the incumbent Independent Directors and the full Board; and (b) for selection and nomination as Interested Directors by the full Board. In considering a candidate's qualifications, the Committee generally considers the potential candidate's educational background, business or professional experience, and reputation. In addition, the Committee has established as minimum qualifications for Board membership as an Independent
Director: (1) that such candidate be independent from relationships with the Fund's investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act, (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member, and (3) that such candidate have no continuing relationship as a director, officer or board member of any mutual fund other than those within the Franklin Templeton Investments fund complex.

   When the Board has or expects to have a vacancy, the Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Directors, including any recommendations by shareholders. Such individuals are evaluated based upon the criteria described above. To date, the Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Committee, however, will review shareholders' recommendations to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Committee at the Fund's offices.

                                      3

   The Board has adopted and approved a formal written charter for the Committee. A copy of the charter is attached as Exhibit A to this proxy statement.

  Who are the nominees?

   All of the nominees, except Frank J. Crothers, Edith E. Holiday, Frank A. Olson and Constantine D. Tseretopoulos, are currently members of the Board. An incumbent Independent Director recommended Messrs. Crothers, Olson and Tseretopoulos and Ms. Holiday for consideration by the Committee as nominees for Director. If elected, each nominee shall hold office until the next meeting of shareholders at which Directors are elected and until his or her successor shall be elected and shall qualify, or until his or her earlier death, resignation or removal. In addition, all of the current nominees are also directors or trustees of other Franklin(R) funds and/or Templeton(R) funds. Among these nominees, Nicholas F. Brady, Harmon E. Burns and Charles B. Johnson are deemed to be "interested persons" for purposes of the 1940 Act.

   Certain Directors of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles
B. Johnson and Rupert H. Johnson, Jr., who owned 18.25% and 15.26%, respectively, of its outstanding shares as of December 1, 2003. Resources, a global investment organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles B. Johnson, Chairman of the Board, Director and Vice President of the Fund, and Rupert H. Johnson, Jr., Vice President of the Fund, are brothers. There are no family relationships among any of the nominees for Director.

   Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated as Directors.

                                      4

   Listed below, for each nominee, are their names, ages and addresses, as well as their positions and length of service with the Fund, principal occupations during the past five years, the number of portfolios in the Franklin Templeton Investments fund complex that they oversee, and any other directorships held by the nominee.

Nominees for Independent Director:

                                                               Number of
                                                             Portfolios in
                                                               Franklin
                                                               Templeton
                                                              Investments
                                                             Fund Complex
                                            Length of         Overseen by
Name, Age and Address        Position      Time Served         Director*       Other Directorships Held
-----------------------------------------------------------------------------------------------------------
Harris J. Ashton (71)        Director       Since 1992            142           Director, Bar-S Foods
 500 East Broward Blvd.                                                         (meat packing company).
 Suite 2100
 Fort Lauderdale, FL
 33394-3091

Principal Occupation During Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until
2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------------------------------------------------
Frank J. Crothers (59)       Nominee      Not Applicable          21                     None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL
 33394-3091

Principal Occupation During Past 5 Years:
Chairman, Ventures Resources Corporation (Vice Chairman 1996-2003); Vice Chairman, Caribbean Utilities
Co. Ltd.; Director and President, Provo Power Company Ltd.; Director, Caribbean Electric Utility Services
Corporation (Chairman until 2002); director of various other business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment & Power Ltd. (1977-2003).
-----------------------------------------------------------------------------------------------------------
S. Joseph Fortunato (71)     Director       Since 1992            143                    None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL
 33394-3091

Principal Occupation During Past 5 Years:
Attorney; and formerly, member of the law firm of Pitney, Hardin, Kipp & Szuch.
-----------------------------------------------------------------------------------------------------------

                                      5

                                                           Number of
                                                         Portfolios in
                                                           Franklin
                                                           Templeton
                                                          Investments
                                                         Fund Complex
                                         Length of        Overseen by
Name, Age and Address      Position     Time Served        Director*         Other Directorships Held
-----------------------------------------------------------------------------------------------------------
Edith E. Holiday (51)      Nominee     Not Applicable          97         Director, Amerada Hess
 500 East Broward Blvd.                                                   Corporation (exploration and
 Suite 2100                                                               refining of oil and gas);
 Fort Lauderdale, FL                                                      Beverly Enterprises, Inc.
 33394-3091                                                               (health care); H.J. Heinz
                                                                          Company (processed foods
                                                                          and allied products); RTI
                                                                          International Metals, Inc.
                                                                          (manufacture and
                                                                          distribution of titanium); and
                                                                          Canadian National Railway
                                                                          (railroad).

Principal Occupation During Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United
States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department
(1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison--
United States Treasury Department (1988-1989).
-----------------------------------------------------------------------------------------------------------
Gordon S. Macklin (75)     Director      Since 1993           142         Director, White Mountains
 500 East Broward Blvd.                                                   Insurance Group, Ltd.
 Suite 2100                                                               (holding company); Martek
 Fort Lauderdale, FL                                                      Biosciences Corporation;
 33394-3091                                                               MedImmune, Inc.
                                                                          (biotechnology); and
                                                                          Overstock.com (Internet
                                                                          services); and formerly,
                                                                          Director, MCI
                                                                          Communication Corporation
                                                                          (subsequently known as MCI
                                                                          WorldCom, Inc. and
                                                                          WorldCom, Inc.)
                                                                          (communications services)
                                                                          (1988-2002) and Spacehab,
                                                                          Inc. (aerospace services)
                                                                          (1994-2003).

Principal Occupation During Past 5 Years:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and formerly, Chairman,
White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking)
(1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
-----------------------------------------------------------------------------------------------------------

                                      6

                                                                    Number of
                                                                  Portfolios in
                                                                    Franklin
                                                                    Templeton
                                                                   Investments
                                                                  Fund Complex
                                                   Length of       Overseen by
Name, Age and Address                Position     Time Served       Director*       Other Directorships Held
----------------------------------------------------------------------------------------------------------------
Fred R. Millsaps (74)                Director      Since 1990          28                     None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL
 33394-3091

Principal Occupation During Past 5 Years:
Director of various business and nonprofit organizations; manager of personal investments (1978-present); and
formerly, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice
President, Florida Power and Light (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
----------------------------------------------------------------------------------------------------------------
Frank A. Olson (71)                  Nominee     Not Applicable        21         Director, Becton, Dickinson
 500 East Broward Blvd.                                                           and Co. (medical
 Suite 2100                                                                       technology); White
 Fort Lauderdale, FL                                                              Mountains Insurance Group
 33394-3091                                                                       Ltd. (holding company); and
                                                                                  Amerada Hess Corporation
                                                                                  (exploration and refining of
                                                                                  oil and gas).

Principal Occupation During Past 5 Years:
Chairman of the Board, The Hertz Corporation (car rental) (since 1980) (Chief Executive Officer 1977-1999);
and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
----------------------------------------------------------------------------------------------------------------
Constantine D. Tseretopoulos (49)    Nominee     Not Applicable        21                     None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL
 33394-3091

Principal Occupation During Past 5 Years:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly,
Cardiology Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore
Medical Center (1982-1985).
----------------------------------------------------------------------------------------------------------------

                                      7

Nominees for Interested Director:
                                                                 Number of
                                                               Portfolios in
                                                                 Franklin
                                                                 Templeton
                                                                Investments
                                                               Fund Complex
                                                Length of       Overseen by
Name, Age and Address            Position      Time Served       Director*        Other Directorships Held
----------------------------------------------------------------------------------------------------------------

**Nicholas F. Brady (73)         Director       Since 1993           21         Director, Amerada Hess
 500 East Broward Blvd.                                                         Corporation (exploration and
 Suite 2100                                                                     refining of oil and gas); and
 Fort Lauderdale, FL                                                            C2, Inc. (operating and
 33394-3091                                                                     investment business); and
                                                                                formerly, Director, H.J.
                                                                                Heinz Company (processed
                                                                                foods and allied products)
                                                                                (1987-1988; 1993-2003).

Principal Occupation During Past 5 Years:
Chairman, Darby Overseas Investments, Ltd., Darby Emerging Markets Investments LDC and Darby Technology
Ventures Group, LLC (investment firms) (1994-present); Director, Templeton Capital Advisors Ltd. and Franklin
Templeton Investment Fund; and formerly, Chairman, Templeton Emerging Markets Investment Trust PLC (until
2003); Secretary of the United States Department of the Treasury (1988-1993); Chairman of the Board, Dillon,
Read & Co., Inc. (investment banking) (until 1988); and U.S. Senator, New Jersey (April 1982-December 1982).
----------------------------------------------------------------------------------------------------------------
**Harmon E. Burns (58)           Director        Director            38                     None
 One Franklin Parkway            and Vice       since 1992
 San Mateo, CA                   President       and Vice
 94403-1906                                     President
                                                since 1996

Principal Occupation During Past 5 Years:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and
Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director,
Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin
Templeton Investments.
----------------------------------------------------------------------------------------------------------------
**Charles B. Johnson (71)        Chairman      Chairman of          142                     None
 One Franklin Parkway            of the         the Board
 San Mateo, CA                   Board,        and Director
 94403-1906                      Director       since 1995
                                 and Vice        and Vice
                                 President      President
                                                since 1992

Principal Occupation During Past 5 Years:
Chairman of the Board, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice
President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------

                                      8

 * We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex that a nominee for election as director would oversee if elected. These portfolios have a common investment adviser or affiliated investment advisers, and also may share a common underwriter.

** Nicholas F. Brady, Harmon E. Burns and Charles B. Johnson are "interested persons" of the Fund as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons that can comprise a fund's board of directors. Mr. Johnson is considered an interested person of the Fund due to his position as an officer and director and major shareholder of Resources, which is the parent company of the Fund's investment manager, and his position with the Fund. Mr. Burns is considered an interested person of the Fund under the federal securities laws due to his position as an officer and director of Resources and his position with the Fund. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. On October 1, 2003, Resources acquired all of the shares of Darby Overseas Investments, Ltd. ("Darby Investments") and the remaining portion of the limited partner interests not currently owned by Resources of Darby Overseas Partners, L.P. ("Darby Partners"). Mr. Brady, formerly a shareholder of Darby Investments and a partner of Darby Partners, will continue as Chairman of Darby Investments, which is the corporate general partner of Darby Partners. In addition, Darby Partners and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. ("DEMF"). Mr. Brady will also continue to serve as Chairman of the corporate general partner of DEMF, and Darby Partners and Darby Investments own 100% of the stock of the general partner of DEMF. Resources also is an investor in Darby Technology Ventures Group, LLC ("DTV") in which Darby Partners is a significant investor and for which Darby Partners has the right to appoint a majority of the directors. Templeton Global Advisors Limited also is a limited partner in Darby--BBVA Latin America Private Equity Fund, L.P. ("DBVA"), a private equity fund in which Darby Partners is a significant investor, and the general partner of which Darby Partners controls jointly with an unaffiliated third party. Mr. Brady is also a director of Templeton Capital Advisors Ltd. ("TCAL"), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Resources. The remaining nominees are Independent Directors.

                                      9

   The tables below provide the dollar range of the equity securities of the Fund and of all funds overseen by the Directors in the Franklin Templeton Investments fund complex beneficially owned by the nominees as of December 31, 2003.

Independent Nominees:

                                                   Aggregate Dollar Range of
                                           Equity Securities in all Funds Overseen by
                    Dollar Range of Equity   the Director in the Franklin Templeton
Name of Director    Securities in the Fund          Investments Fund Complex
-------------------------------------------------------------------------------------
Harris J. Ashton...   $50,001--$100,000                  Over $100,000
Frank J. Crothers..         None                         Over $100,000
S. Joseph Fortunato         None                         Over $100,000
Edith E. Holiday...         None                         Over $100,000
Gordon S. Macklin..         None                         Over $100,000
Fred R. Millsaps...         None                         Over $100,000
Frank A. Olson.....         None                         Over $100,000
Constantine D.
  Tseretopoulos....         None                         Over $100,000

Interested Nominees:

                                                  Aggregate Dollar Range of
                                          Equity Securities in all Funds Overseen by
                   Dollar Range of Equity   the Director in the Franklin Templeton
Name of Director   Securities in the Fund          Investments Fund Complex
------------------------------------------------------------------------------------
Nicholas F. Brady.          None                        Over $100,000
Harmon E. Burns...          None                        Over $100,000
Charles B. Johnson    $10,001--$50,000                  Over $100,000

  How often do the Directors meet and what are they paid?

   The role of the Directors is to provide general oversight of the Fund's business and to ensure that the Fund is operated for the benefit of all shareholders. The Directors anticipate meeting at least five times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Directors also oversee the services furnished to the Fund by Templeton Investment Counsel, LLC, the Fund's investment manager (the "Investment Manager"), Franklin Templeton Investments (Asia) Limited, the Fund's sub-advisor ("FTIA"), and various other service providers. The Fund currently pays the Independent Directors and Mr. Brady an annual retainer of $8,000 and a fee of $400 per Board meeting attended. Directors serving on the Audit Committee of the Fund and other investment companies in Franklin Templeton Investments receive a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not compensated for any committee meeting held on the day of a Board meeting.

                                      10

   During the fiscal year ended August 31, 2003, there were five meetings of the Board, three meetings of the Audit Committee, and five meetings of the Nominating Committee. Each Director then in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Director served.

   Certain Directors and officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received by the Investment Manager and its affiliates from the investment companies in Franklin Templeton Investments. The Investment Manager or its affiliates pay the salaries and expenses of the officers. No pension or retirement benefits are accrued as part of Fund expenses.

                                                            Number of Boards
                                        Total Compensation  within Franklin
                            Aggregate     from Franklin        Templeton
                           Compensation     Templeton       Investments Fund
                             from the      Investments      Complex on which
  Name of Director            Fund*       Fund Complex**   Director Serves***
  ---------------------------------------------------------------------------
  Harris J. Ashton........   $10,000         $369,700              46
  Nicholas F. Brady.......    10,000           82,300              15
  S. Joseph Fortunato.....    10,000          369,700              47
  Andrew H. Hines, Jr.****    10,084          202,225               0
  Betty P. Krahmer*****...    10,000          136,100              15
  Gordon S. Macklin.......    10,000          369,700              46
  Fred R. Millsaps........    10,084          204,225              17

--------
    *Compensation received for the fiscal year ended August 31, 2003. **Compensation received for the calendar year ended December 31, 2003.
  ***We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton Investments currently includes 51 registered investment companies, with approximately 154 U.S. based funds or series.
 ****Mr. Hines retired from the Board effective December 31, 2003.
*****Ms. Krahmer is not seeking re-election on this Board.

   The table above indicates the total fees paid to Directors by the Fund individually and by all of the investment companies in Franklin Templeton Investments. These Directors also serve as directors or trustees of other investment companies in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Directors and the Fund's management believe that having the same individuals serving on the boards of many of the investment

                                      11

companies in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Directors who can more effectively oversee the management of the funds.

   Board members historically have followed a policy of having substantial investments in one or more of the investment companies in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of the fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of the fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing this policy, a board member's fund holdings existing on February 27, 1998 were valued as of such date, with subsequent investments valued at cost.

  Who are the Executive Officers of the Fund?

   Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. Listed below, for each Executive Officer, are their names, ages and addresses, as well as their positions and length of service with the Fund, and principal occupations during the past five years.

    Name, Age and Address                Position                Length of Time Served
    ---------------------------------------------------------------------------------------
     Charles B. Johnson           Chairman of the Board,           Chairman of the
                                Director and Vice President       Board and Director
                                                                 since 1995 and Vice
                                                                 President since 1992

    Please refer to the table "Nominees for Interested Director" for additional information about Mr. Charles B. Johnson.
    ---------------------------------------------------------------------------------------
     Harmon E. Burns            Director and Vice President      Director since 1992
                                                                  and Vice President
                                                                      since 1996

    Please refer to the table "Nominees for Interested Director" for additional information about Mr. Harmon E. Burns.
    ---------------------------------------------------------------------------------------

                                      12

  Name, Age and Address                     Position            Length of Time Served
  --------------------------------------------------------------------------------------
  Jeffrey A. Everett (39)              President and Chief           Since 2002
    P.O. Box N-7759                    Executive Officer--
    Lyford Cay                        Investment Management
    Nassau, Bahamas

  Principal Occupation During Past 5 Years:
  President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in Franklin Templeton Investments; and formerly, Investment
  Officer, First Pennsylvania Investment Research (until 1989).
  --------------------------------------------------------------------------------------
  Jimmy D. Gambill (56)             Senior Vice President and        Since 2002
    500 East Broward Blvd.          Chief Executive Officer--
    Suite 2100                             Finance and
    Fort Lauderdale, FL                  Administration
   33394-3091

  Principal Occupation During Past 5 Years:
  President, Franklin Templeton Services, LLC; Senior Vice President, Templeton
  Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton
  Investments.
  --------------------------------------------------------------------------------------
  Rupert H. Johnson, Jr. (63)            Vice President              Since 1996
    One Franklin Parkway
    San Mateo, CA
   94403-1906

  Principal Occupation During Past 5 Years:
  Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources,
  Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director,
  Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
  President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
  ----------------------------------------------------------------------------------------

                                      13

       Name, Age and Address                 Position              Length of Time Served
       ----------------------------------------------------------------------------------------
       Martin L. Flanagan (43)            Vice President                Since 1990
         One Franklin Parkway
         San Mateo, CA
        94403-1906

       Principal Occupation During Past 5 Years:
       Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice
       President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice
       President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive
       Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC;
       President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin
       Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC;
       Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin
       Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
       ----------------------------------------------------------------------------------------
       John R. Kay (63)                   Vice President                Since 1994
         500 East Broward Blvd.
         Suite 2100
         Fort Lauderdale, FL
        33394-3091

       Principal Occupation During Past 5 Years:
       Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin
       Templeton Distributors, Inc.; Senior Vice President, Franklin Templeton Services,
       LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 35 of the investment companies in Franklin Templeton Investments; and formerly, Vice
       President and Controller, Keystone Group, Inc.
       ----------------------------------------------------------------------------------------
       Murray L. Simpson (66)           Vice President and              Since 2000
         One Franklin Parkway           Assistant Secretary
         San Mateo, CA
        94403-1906

       Principal Occupation During Past 5 Years:
       Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and formerly,
       Chief Executive Officer and Managing Director, Templeton Franklin Investment
       Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd.
       (until 1999).
       -----------------------------------------------------------------------------------------

                                      14

        Name, Age and Address                  Position               Length of Time Served
        ------------------------------------------------------------------------------------------
        Barbara J. Green (56)             Vice President and          Vice President since
          One Franklin Parkway                 Secretary              2000 and Secretary
          San Mateo, CA                                               since 1996
         94403-1906

        Principal Occupation During Past 5 Years:
        Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.;
        Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin
        Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory
        Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative
        Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton
        Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel,
        LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in
        Franklin Templeton Investments; and formerly, Deputy Director, Division of
        Investment Management, Executive Assistant and Senior Advisor to the Chairman,
        Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and
        Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and
        Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
        ------------------------------------------------------------------------------------------
        David P. Goss (56)                Vice President and               Since 2000
          One Franklin Parkway            Assistant Secretary
          San Mateo, CA
         94403-1906

        Principal Occupation During Past 5 Years:
        Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in
        Franklin Templeton Investments; and formerly, President, Chief Executive Officer and
        Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust
        (until 2000).
        ------------------------------------------------------------------------------------------
        Michael O. Magdol (66)            Vice President--AML              Since 2002
          600 Fifth Avenue                    Compliance
          Rockefeller Center
          New York, NY
         10048-0772

        Principal Occupation During Past 5 Years:
        Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company
        International; Director, FTI Banque, Arch Chemicals, Inc. and Lingnan Foundation; and
        officer and/or director, as the case may be, of some of the other subsidiaries of Franklin
        Resources, Inc. and of 48 of the investment companies in Franklin Templeton
        Investments.
        ------------------------------------------------------------------------------------------

                                      15

     Name, Age and Address                 Position           Length of Time Served
     ---------------------------------------------------------------------------------
     Kimberley H. Monasterio (40)     Treasurer and Chief          Since 2003
       One Franklin Parkway            Financial Officer
       San Mateo, CA
      94403-1906

     Principal Occupation During Past 5 Years:
     Senior Vice President, Franklin Templeton Services, LLC; and officer of 51 of the investment companies in Franklin Templeton Investments.
     ---------------------------------------------------------------------------------

PROPOSAL 2:  TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION THAT PROVIDES
             FOR THE REORGANIZATION OF THE FUND FROM A MARYLAND CORPORATION TO A DELAWARE STATUTORY TRUST

   The Directors unanimously recommend that you approve an Agreement and Plan of Reorganization (the "Plan"), substantially in the form attached to this proxy statement as Exhibit B, that would change the state of organization of the Fund. This proposed change calls for the reorganization of the Fund from a Maryland corporation to a newly formed Delaware statutory trust. This proposed reorganization will be referred to throughout this proxy statement as the "Reorganization." To implement the Reorganization, the Directors have approved the Plan, which contemplates the continuation of the current business of the Fund in the form of a new Delaware statutory trust, named "Templeton Global Smaller Companies Fund" (the "DE Fund").

  What will the Reorganization mean for the Fund and its shareholders?

   If the Plan is approved by shareholders and the Reorganization is implemented, the DE Fund would have the same investment goal, policies and restrictions as the Fund (including, if approved by shareholders at the Meeting, the same fundamental investment restrictions amended or eliminated by Proposals 3 and 4 in this proxy statement). The Board, including any persons elected under Proposal 1, and officers of the DE Fund would be the same as those of the Fund, and would operate the DE Fund in essentially the same manner as they previously operated the Fund. Thus, on the effective date of the Reorganization, you would hold an interest in the DE Fund that is equivalent to your then interest in the Fund. For all practical purposes, a shareholder's investment in the Fund would not change.

                                      16

  Why are the Directors recommending approval of the Plan and the Reorganization?

   The Directors have determined that investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized as Maryland corporations. Under Delaware law, investment companies are able to simplify their operations by reducing administrative burdens. For example, Delaware law allows greater flexibility in drafting and amending an investment company's governing documents, which can result in greater efficiencies of operation and savings for an investment company and its shareholders. Delaware law also provides favorable state tax treatment. Most significantly, an investment company formed as a Delaware statutory trust, unlike one formed as a Maryland corporation, need not pay an organization and capitalization tax on the aggregate par value of shares it issues to shareholders. Furthermore, as described below, in Delaware there is a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to the DE Fund. This could benefit the DE Fund and its shareholders by, for example, making litigation involving the interpretation of provisions in the DE Fund's governing documents less likely or, if litigation should be initiated, less burdensome or expensive. Accordingly, the Directors believe that it is in the best interests of the shareholders to approve the Plan.

  How do the Maryland corporate law and the Fund's governing documents compare to the Delaware statutory trust law and the DE Fund's governing documents?

   The following summary compares certain rights and characteristics of the shares of the Fund to the shares of the DE Fund. The summary is qualified in its entirety by the more complete comparison of Maryland corporate law and Delaware statutory trust law, and a comparison of the relevant provisions of the governing documents of the Fund and the DE Fund, attached as Exhibit C to this proxy statement, which is entitled "A Comparison of Governing Documents and State Law."

   Reorganizing the Fund from a Maryland corporation to a Delaware statutory trust is expected to provide many benefits to the Fund and its shareholders. Funds formed as Delaware statutory trusts under the Delaware Statutory Trust Act (the "Delaware Act") are granted a significant amount of operational flexibility, resulting in efficiencies of operation that translate into savings for a fund, such as the DE Fund, and its shareholders. For example, the Delaware Act authorizes management to take various actions without requiring shareholder approval if permitted by the governing instrument. Additionally, unlike Maryland corporate

                                      17

law, the Delaware Act permits any amendment to the statutory trust's governing instrument without the need for a state filing, which can reduce administrative burdens and costs.

   The operations of a Delaware statutory trust formed under the Delaware Act are governed by a declaration of trust and by-laws. The DE Fund's Agreement and Declaration of Trust ("Declaration of Trust") and By-Laws streamline many of the provisions in the Fund's Charter and By-Laws, and should thus lead to enhanced flexibility in management and administration as compared to its current operation as a Maryland corporation. As a Delaware statutory trust, the DE Fund should also be able to adapt more quickly and cost effectively to new developments in the mutual fund industry and the financial markets.

   Moreover, to the extent provisions in the DE Fund's Declaration of Trust and By-Laws are addressed by rules and principles established under Delaware corporate law and the laws governing other Delaware business entities (such as limited partnerships and limited liability companies), the Delaware courts may look to such other laws to help interpret provisions of the DE Fund's Declaration of Trust and By-Laws. Applying this body of law to the operation of the DE Fund should prove beneficial because these laws are extensively developed and business-oriented. In addition, Delaware's Chancery Court is dedicated to business law matters, which means that the judges tend to be more specialized and better versed in the nuances of the law that will be applied to the DE Fund. These legal advantages tend to make more certain the resolution of legal controversies and help to reduce legal costs resulting from uncertainty in the law.

   Shares of the DE Fund and the Fund each have one vote per full share and a proportionate fractional vote for each fractional share. Both the DE Fund and the Fund provide for noncumulative voting in the election of their Trustees/Directors. Like the Fund, the DE Fund is not required by its governing instrument to hold annual shareholder meetings. Shareholder meetings may be called at any time by the DE Fund Board, by the chairperson of the DE Fund Board or by the president of the DE Fund for the purpose of taking action upon any matter deemed by the DE Fund Board to be necessary or desirable. To the extent permitted by the 1940 Act, a meeting of the shareholders for the purpose of electing trustees may also be called by the chairperson of the DE Fund Board, or shall be called by the president or any vice-president of the DE Fund at the request of shareholders holding not less than 10% of the DE Fund's shares, provided that the shareholders requesting such meeting shall have paid the DE Fund the reasonably estimated cost of preparing and mailing the notice of the meeting. With respect to shareholder inspection rights of a fund's books and records, the Fund and the DE Fund each provide certain inspection rights to its shareholders at least to the extent required by applicable law.

                                      18

   While shareholders of the DE Fund will have similar distribution and voting rights as they currently have as shareholders of the Fund, there are certain differences. The organizational structures differ in record date parameters for determining shareholders entitled to notice, to vote and to a distribution, and differ in the proportion of shares required to vote on certain matters, such as mergers, dissolution and amendments to charter documents.

   Under Maryland corporate law, the shareholders of the Fund are not subject to any personal liability for any claims against, or liabilities of, the Fund solely by reason of being or having been a shareholder of the Fund. Under the Delaware Act, shareholders of the DE Fund will be entitled to the same limitation of personal liability as is extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware.

  What are the procedures and consequences of the Reorganization?

   Upon completion of the Reorganization, the DE Fund will continue the business of the Fund and will have the same investment goal, policies and investment restrictions as those of the Fund existing on the date of the Reorganization, and will hold the same portfolio of securities then held by the Fund. The DE Fund will be operated under substantially identical overall management, investment management, distribution and administrative arrangements as those of the Fund. As the successor to the Fund's operations, the DE Fund will adopt the Fund's registration statement under the federal securities laws with amendments to show the new Delaware statutory trust structure.

   The DE Fund was created solely for the purpose of becoming the successor organization to, and carrying on the business of, the Fund. To accomplish the Reorganization, the Plan provides that the Fund will transfer all of its portfolio securities and any other assets, subject to its liabilities, to the DE Fund. In exchange for these assets and liabilities, the DE Fund will issue shares of the DE Fund to the Fund, which will then distribute those shares pro rata to you as a shareholder of the Fund. Through this procedure, you will receive exactly the same number and dollar amount of shares of the DE Fund as you held in the Fund immediately prior to the Reorganization. You will retain the right to any declared but undistributed dividends or other distributions payable on the shares of the Fund that you may have had as of the effective date of the Reorganization. As soon as practicable after the date of the Reorganization, the Fund will be dissolved and will cease its existence.

   The Directors may terminate the Plan and abandon the Reorganization at any time prior to the effective date of the Reorganization if they determine that

                                      19

proceeding with the Reorganization is inadvisable. If the Reorganization is not approved by shareholders of the Fund, or if the Directors abandon the Reorganization, the Fund will continue to operate as a Maryland corporation. If the Reorganization is approved by shareholders, it is expected to be completed during 2004.

  What effect will the Reorganization have on the current investment management agreement?

   As a result of the Reorganization, the DE Fund will be subject to a new investment management agreement between the DE Fund and the Investment Manager and a new sub-advisory agreement between the Investment Manager and FTIA. The new investment management agreement and the new sub-advisory agreement will be substantially identical to the current investment management agreement between the Investment Manager and the Fund and the current sub-advisory agreement between the Investment Manager and FTIA, respectively.

  What effect will the Reorganization have on the current shareholder servicing agreements and distribution plans?

   The DE Fund will enter into an agreement with Franklin Templeton Investor Services, LLC for transfer agency, dividend disbursing and shareholder services that is substantially identical to the agreement currently in place for the Fund. Franklin Templeton Distributors, Inc. will serve as the distributor for the shares of the DE Fund under a separate distribution agreement that is substantially identical to the distribution agreement currently in effect for the Fund.

   As of the effective date of the Reorganization, the DE Fund will have distribution plans under Rule 12b-1 of the 1940 Act relating to the distribution of the classes of shares that are substantially identical to the distribution plans currently in place for the corresponding classes of shares of the Fund. It is anticipated that there will be no material change to the distribution plans as a result of the Reorganization.

  What is the effect of shareholder approval of the Plan?

   Under the 1940 Act, the shareholders of a mutual fund must elect trustees and approve the initial investment management agreement and any sub-advisory agreements for the fund. Theoretically, if the Plan is approved and the Fund is reorganized to a Delaware statutory trust, the shareholders would need to vote on these three items for the DE Fund. In fact, the DE Fund must obtain shareholder approval of these items or it will not comply with the 1940 Act. However, the

                                      20

Directors have determined that it is in the best interests of the shareholders to avoid the considerable expense of another shareholder meeting to obtain these approvals after the Reorganization. Therefore, the Directors have determined that approval of the Plan also will constitute, for purposes of the 1940 Act, shareholder approval of (1) the election of the Directors of the Fund who are in office at the time of the Reorganization as Trustees of the DE Fund;
(2) a new investment management agreement between the DE Fund and the Investment Manager, which is substantially identical to the investment management agreement currently in place for the Fund; and (3) a new sub-advisory agreement between the Investment Manager and FTIA, which is substantially identical to the sub-advisory agreement currently in place for the Fund.

   Prior to the Reorganization, if the Plan is approved by shareholders, the officers will cause the Fund, as the sole shareholder of the DE Fund, to vote its shares FOR the matters specified above. This action will enable the DE Fund to satisfy the requirements of the 1940 Act without involving the time and expense of another shareholder meeting.

  What is the capitalization and structure of the DE Fund?

   The DE Fund was formed as a Delaware statutory trust on December 2, 2003 pursuant to the Delaware Act. The DE Fund has an unlimited number of shares of beneficial interest without par value authorized. The shares of the DE Fund will be allocated into four classes to correspond to the current four classes of shares of the Fund.

   As of the effective date of the Reorganization, outstanding shares of the DE Fund will be fully paid, nonassessable, freely transferable, and will have no preemptive or subscription rights. The DE Fund also has the same fiscal year as the Fund.

  Who will bear the expenses of the Reorganization?

   The expenses incurred in the Reorganization, including the costs of soliciting proxies, will be paid by the Fund, whether or not the Reorganization is approved by shareholders.

  Are there any tax consequences for shareholders?

   The Reorganization is designed to be tax-free for federal income tax purposes so that you will not experience a taxable gain or loss when the Reorganization is completed. Generally, the basis and holding period of your shares in the DE Fund

                                      21

will be the same as the basis and holding period of your shares in the Fund. Consummation of the Reorganization is subject to receipt of a legal opinion from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to the DE Fund and the Fund, that, under the Internal Revenue Code of 1986, as amended, the Reorganization will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Fund, the DE Fund or their shareholders.

   As a result of the Reorganization, there may be adverse tax consequences in a foreign jurisdiction, including possible taxes on capital gains and forfeiture of capital loss carry forwards. If a foreign jurisdiction treats the Reorganization as a "sale" and "purchase" of portfolio securities that are registered in that jurisdiction, the Fund may be required to pay taxes on any capital gains arising from the "sale" of those portfolio securities. Similarly, such treatment by a foreign jurisdiction may prevent the Fund from retaining the capital losses it previously incurred on securities registered in that jurisdiction to offset future capital gains, if any, incurred on securities registered in that jurisdiction. However, the Fund does not believe that it will experience a materially adverse impact as a result of a foreign jurisdiction's tax treatment of the Reorganization.

  What if I choose to sell my shares at any time?

   A request to sell Fund shares that is received and processed prior to the effective date of the Reorganization will be treated as a redemption of shares of the Fund. A request to sell shares that is received and processed after the effective date of the Reorganization will be treated as a request for the redemption of the same number of shares of the DE Fund.

  What is the effect of my voting "FOR" the Plan?

   By voting "FOR" the Plan, you will be agreeing to become a shareholder of a mutual fund organized as a Delaware statutory trust, with trustees, an investment management agreement, a sub-advisory agreement, distribution plans and other service arrangements that are substantially identical to those in place for the Fund.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                        THAT YOU VOTE "FOR" PROPOSAL 2.

                                      22

INTRODUCTION TO PROPOSALS 3 AND 4

   The Fund is subject to a number of fundamental investment restrictions that
(1) are more restrictive than those required under present law; (2) are no longer required; or (3) were adopted in response to regulatory, business or industry conditions that no longer exist. Under the 1940 Act, "fundamental" investment restrictions may be changed or eliminated only if shareholders approve such action. The Board is recommending that shareholders approve the amendment or elimination of certain of the Fund's fundamental investment restrictions principally to (1) update those current investment restrictions that are more restrictive than is required under the federal securities laws; and (2) conform the Fund's fundamental investment restrictions to those of the majority of the funds in Franklin Templeton Investments. In general, the proposed restrictions would (1) simplify, modernize and standardize the fundamental investment restrictions that are required to be stated by a fund under the 1940 Act; and (2) eliminate those fundamental investment restrictions that are no longer required by the federal securities laws, interpretations of the U.S. Securities and Exchange Commission ("SEC") or state securities law, as preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA").

   After the Fund was organized as a Maryland corporation in 1981, certain legal and regulatory requirements applicable to investment companies changed. For example, certain restrictions imposed by state securities laws and regulations were preempted by NSMIA and, therefore, are no longer applicable to investment companies. As a result, the Fund currently is subject to certain fundamental investment restrictions that are either more restrictive than is required under current law, or which are no longer required at all.

   The Board believes there are several distinct advantages to revising the Fund's fundamental investment restrictions at this time. First, by reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Board and the Investment Manager believe that the Fund will be able to minimize the costs and delays associated with holding future shareholders' meetings to revise fundamental investment restrictions that have become outdated or inappropriate. Second, the Board and the Investment Manager also believe that the Investment Manager's ability to manage the Fund's assets in a changing investment environment will be enhanced because the Fund will have greater investment management flexibility to respond to market, industry, regulatory or technical changes by seeking Board approval only when necessary to revise certain investment restrictions. Finally, the standardized fundamental investment restrictions are expected to enable the Fund to more efficiently and more easily monitor portfolio compliance.

                                      23

   The proposed standardized fundamental investment restrictions cover those areas for which the 1940 Act requires the Fund to have fundamental restrictions and are substantially similar to the fundamental investment restrictions of other funds in Franklin Templeton Investments that have recently amended their investment restrictions. The proposed standardized restrictions will not affect the Fund's investment goal or its current principal investment strategies. Although the proposed amendments will give the Fund greater flexibility to respond to possible future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the current level of investment risk associated with an investment in the Fund, nor does the Board anticipate that the proposed changes in fundamental investment restrictions will materially change the manner in which the Fund is currently managed and operated. However, the Board may change or modify the way the Fund is managed in the future, as contemplated by the proposed amendments to, or elimination of, the applicable investment restrictions. Should the Board in the future modify materially the way the Fund is managed to take advantage of such increased flexibility, the Fund will make the necessary disclosures to shareholders, including amending its prospectus and statement of additional information ("SAI"), as appropriate.

PROPOSAL 3:  TO APPROVE AMENDMENTS TO CERTAIN OF THE FUND'S FUNDAMENTAL
             INVESTMENT RESTRICTIONS (this Proposal involves separate votes on Sub-Proposals 3a-3h)

   The Fund's existing fundamental investment restrictions, together with the recommended changes to the investment restrictions, are detailed in Exhibit D, which is entitled "Fundamental Investment Restrictions Proposed to be Amended or Eliminated." Shareholders are requested to vote separately on each Sub-Proposal in Proposal 3. Any Sub-Proposal that is approved by shareholders will be effective for the Fund as of the date of the supplement to the Fund's SAI reflecting such changes to certain of the Fund's fundamental investment restrictions, which is anticipated to be shortly after the date of shareholder approval. The Board of Directors recommends unanimously a vote "FOR" each Sub-Proposal.

Sub-Proposal 3a: To amend the Fund's fundamental investment restriction regarding diversification of investments.

   The 1940 Act prohibits "diversified" investment companies, like the Fund, from purchasing securities of any one issuer if, at the time of purchase, with respect to 75% of a fund's total assets, more than 5% of total assets would be invested in the securities of that issuer, or the fund would own or hold more than 10% of the

                                      24

outstanding voting securities of that issuer. Up to 25% of a fund's total assets may be invested without regard to these limitations. Under the 1940 Act, these limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to the securities of other investment companies.

  What effect will amending the current diversification restriction have on the Fund?

   The Fund has a fundamental investment restriction prohibiting investments of more than 5% of the Fund's total assets in securities of any one issuer (other than U.S. government securities) (the "5% limitation").

   The Fund's current fundamental investment restriction regarding diversification of investments is more restrictive in several respects than the requirements of the 1940 Act. First, the Fund's current diversification restriction applies the 5% limitation to 100% of the Fund's total assets, rather than to 75% of total assets as permitted by the 1940 Act. Second, the Fund's current 5% limitation does not exclude securities of other investment companies, as permitted by the 1940 Act.

   The proposed fundamental investment restriction regarding diversification follows the 5% and 10% limitations set forth in the 1940 Act. In addition, the proposed fundamental investment restriction would exclude from such 5% and 10% limitations securities issued by other investment companies (whether registered or unregistered pursuant to certain SEC rules or orders). Under the amended investment restriction, the Fund would be able to invest cash held at the end of the day in money market funds or other short-term investments (such as unregistered money market funds) without regard to the 5% and 10% limitations. The Fund, together with the other investment companies in Franklin Templeton Investments, obtained an exemptive order from the SEC (the "Cash Sweep Order") that permits the investment companies in Franklin Templeton Investments to invest their uninvested cash in one or more registered Franklin Templeton money market funds and in unregistered money market funds sponsored by Franklin Templeton Investments. Amending the Fund's current investment restriction regarding diversification would enable the Fund to take advantage of the investment opportunities presented by the Cash Sweep Order.

   The proposed fundamental investment restriction regarding diversification of investments is consistent with the definition of a diversified investment company under the 1940 Act and the Cash Sweep Order issued by the SEC. In addition, the proposed investment restriction would provide the Fund with greater investment flexibility consistent with the provisions of the 1940 Act and future rules or SEC interpretations. However, it is not currently anticipated that the adoption of the proposed restriction would materially change the way the Fund is managed.

                                      25

Sub-Proposal 3b: To amend the Fund's fundamental investment restriction regarding investments in real estate.

   Under the 1940 Act, a fund's restriction regarding investments in real estate must be fundamental. The 1940 Act does not prohibit an investment company from investing in real estate, either directly or indirectly. The Fund's current fundamental investment restriction relating to real estate prohibits the Fund from investing in real estate or mortgages on real estate, although the Fund may invest in marketable securities secured by real estate or interests therein.

  What effect will amending the current real estate restriction have on the Fund?

   The proposed restriction would permit the Fund to continue to invest in marketable securities secured by real estate or interests therein, and would also permit the Fund to invest in such securities that are not "marketable." In addition, under the proposed restriction, the Fund would be permitted to invest in securities of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, including real estate limited partnership interests. The proposed restriction would also permit the Fund to hold and sell real estate acquired by the Fund as a result of owning a security or other instrument.

   Modifying the Fund's real estate restriction may increase the Fund's exposure to certain risks inherent to investments in real estate, such as relative illiquidity, difficulties in valuation, and greater price volatility. In addition, to the extent the Fund invests in developing or emerging market countries, these investments are subject to risk of forfeiture due to governmental action. Under the proposed real estate restriction, the Fund will not be limited to investments in "marketable" securities secured by real estate or interests therein, which would increase the Fund's ability to invest in illiquid securities. However, the Board has adopted a non-fundamental investment restriction, consistent with the SEC Staff's current position on illiquid securities, which prohibits the Fund from investing more than 15% of its net assets in illiquid securities (the "Illiquid Securities Restriction"). As a result, it is not currently intended that the Fund would materially change its investment strategies as they relate to real estate or interests therein. Thus, it is not currently anticipated that the proposed amendments to the investment restriction relating to real estate would involve additional material risk at this time.

   The Fund's current fundamental investment restriction relating to real estate is combined with fundamental investment restrictions relating to investments in commodities, investments in other investment companies, and investments in oil, gas, and other mineral development programs. The adoption of this Sub-Proposal would result in separating the Fund's restriction regarding investments in real

                                      26

estate from these other fundamental investment restrictions, including the Fund's fundamental investment restriction on investments in commodities. (See Sub-Proposal 3c below.) The Fund is proposing to eliminate the restrictions on investing in other investment companies and on investing in oil, gas, and mineral development programs. (See Proposal 4 below.)

Sub-Proposal 3c: To amend the Fund's fundamental investment restriction regarding investments in commodities.

   Under the 1940 Act, a fund's investment policy relating to the purchase and sale of commodities must be fundamental. The most common types of commodities are physical commodities such as wheat, cotton, rice and corn. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, may, under limited circumstances, also be considered to be commodities. Funds typically invest in futures contracts and related options on these and other types of commodity contracts for hedging purposes, to implement a tax or cash management strategy, or to enhance returns.

  What effect will amending the current commodities restriction have on the Fund?

   The current fundamental investment restriction on commodities states that the Fund may not purchase or sell commodity contracts.

   The proposed investment restriction relating to commodities clarifies the ability of the Fund to engage in currency and financial futures contracts and related options and to invest in securities or other instruments that are secured by physical commodities but not to invest directly in physical commodities. Notwithstanding the flexibility provided by the proposed fundamental investment restriction, the Fund is subject to guidelines established by the Board regarding the use of derivatives. Under these guidelines, currently no more than 5% of the Fund's assets may be invested in, or exposed to, options and swap agreements (as measured at the time of investment). The use of futures contracts can involve substantial risks and, therefore, the Fund would only invest in such futures contracts where the Investment Manager believes such investments are advisable and then only to the extent permitted by the guidelines established by the Board. It is not currently intended that the Fund would materially change these guidelines or its use of futures contracts, forward currency contracts and related options. Thus, it is not currently anticipated that the proposed amendments to the investment restriction relating to commodities would involve additional material risk at this time.

   The Fund's current fundamental investment restriction relating to commodities is combined with fundamental investment restrictions relating to

                                      27

investments in real estate, investments in other investment companies, and investments in oil, gas, and other mineral development programs. The adoption of this Sub-Proposal would result in separating the Fund's restriction regarding commodity contracts from these other fundamental investment restrictions, including the Fund's fundamental investment restriction relating to real estate. (See Sub-Proposal 3b above.) The Fund is proposing to eliminate the restrictions on investing in other investment companies and on investing in oil, gas, and mineral development programs. (See Proposal 4 below.)

Sub-Proposal 3d: To amend the Fund's fundamental investment restriction regarding underwriting.

   Under the 1940 Act, the Fund's policy concerning underwriting is required to be fundamental. Under the federal securities laws, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from another issuer with the intention of re-selling the securities to the public. From time to time, a mutual fund may purchase securities in a private transaction for investment purposes and later sell or redistribute the securities to institutional investors. Under these or other circumstances, the Fund could possibly be considered to be within the technical definition of an underwriter under the federal securities laws. SEC Staff interpretations have clarified, however, that re-sales of privately placed securities by institutional investors, such as the Fund, do not make the institutional investor an underwriter in these circumstances. In addition, under certain circumstances, the Fund may be deemed to be an underwriter of its own securities. The proposed restriction incorporates these SEC interpretations and would make clear that the Fund has the ability to sell its own shares.

  What effect will amending the current underwriting restriction have on the Fund?

   The Fund's current fundamental investment restriction relating to underwriting prohibits the Fund from acting as an underwriter. The current investment restriction does not provide any clarification regarding whether the Fund may sell securities that the Fund owns or whether the Fund may sell its own shares in those limited circumstances where the Fund might be deemed to be an underwriter.

   The proposed restriction relating to underwriting is substantially similar to the Fund's current investment restriction by prohibiting the Fund from engaging in underwriting. The proposed investment restriction, however, clarifies that the Fund may re-sell securities that the Fund owns and that it may also sell its own shares. It is not anticipated that the adoption of the proposed restriction would involve

                                      28

additional material risk to the Fund or affect the way the Fund is currently managed or operated.

   The Fund's current fundamental investment restriction relating to underwriting is combined with restrictions relating to issuing senior securities, purchasing securities on margin, engaging in short sales and writing, purchasing or selling options. The adoption of this Sub-Proposal would result in the separation of the Fund's underwriting restriction from these other fundamental investment restrictions, including the Fund's investment restriction relating to issuing senior securities. (See Sub-Proposal 3e below.) The Fund is proposing to eliminate the restrictions on purchasing securities on margin, engaging in short sales and writing, purchasing or selling options. (See Proposal 4 below.)

Sub-Proposal 3e: To amend the Fund's fundamental investment restriction regarding issuing senior securities.

   The 1940 Act requires the Fund to have an investment policy describing its ability to issue senior securities. A "senior security" is an obligation of a fund, with respect to its earnings or assets, that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities in order to limit the fund's ability to use leverage. In general, leverage occurs when a fund borrows money to enter into securities transactions or acquires an asset without being required to make payment until a later time.

   SEC Staff interpretations allow an open-end fund under certain conditions to engage in a number of types of transactions that might otherwise be considered to create "senior securities," for example, short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). According to SEC Staff interpretations, when engaging in these types of transactions, an open-end fund must mark on its books, or segregate with its custodian bank, cash or other liquid securities to cover its future obligations, in order to avoid the creation of a senior security. This procedure limits the amount of a fund's assets that may be invested in these types of transactions and the fund's exposure to the risks associated with senior securities.

  What effect will amending the current senior securities restriction have on the Fund?

   The current fundamental investment restriction relating to issuing senior securities prohibits the Fund from issuing senior securities.

                                      29

   The proposed restriction would permit the Fund to issue senior securities as permitted under the 1940 Act or any relevant rule, exemption, or interpretation issued by the SEC. The proposed restriction also would clarify that the Fund may, provided that certain conditions are met, engage in those types of transactions that have been interpreted by the SEC Staff as not constituting senior securities, such as covered reverse repurchase transactions.

   The Fund has no present intention of changing its current investment strategies regarding transactions that may be interpreted as resulting in the issuance of senior securities. Therefore, the Board does not anticipate that amending the current restriction will result in additional material risk to the Fund. However, the Fund may initiate the use of these strategies in the future to the extent described in the proposed new restriction. To the extent the Fund does engage in such strategies in the future, it would be subject to the risks associated with leveraging, including reduced total returns and increased volatility. The additional risks to which the Fund may be exposed are limited, however, by the limitations on issuing senior securities imposed by the 1940 Act and any rule, exemption or interpretation thereof that may be applicable.

   The Fund's current fundamental investment restriction relating to issuing senior securities is combined with restrictions relating to underwriting, purchasing securities on margin, engaging in short sales, and writing, purchasing and selling options. The adoption of this Sub-Proposal would result in the separation of the Fund's senior securities restriction from these other fundamental investment restrictions, including the Fund's investment restriction relating to underwriting. (See Sub-Proposal 3d above.) The Fund is proposing to eliminate the restrictions on purchasing securities on margin, engaging in short sales, and writing, purchasing and selling options. (See Proposal 4 below.)

Sub-Proposal 3f:  To amend the Fund's fundamental investment restriction regarding lending.

   Under the 1940 Act, a fund must describe, and designate as fundamental, its policy with respect to making loans. In addition to a loan of cash, the term "loans" may, under certain circumstances, be deemed to include certain transactions and investment-related practices. Among those transactions and practices are lending of portfolio securities, entering into repurchase agreements and the purchase of certain debt instruments. If a fund adopts a fundamental policy that prohibits lending, the fund may still invest in debt securities, enter into securities lending transactions, and enter into repurchase agreements if it provides an exception from the general prohibition.

                                      30

   Under SEC Staff interpretations, lending by an investment company, under certain circumstances, may also give rise to issues relating to the issuance of senior securities. To the extent that the Fund enters into lending transactions under these limited circumstances, the Fund will continue to be subject to the limitations imposed under the 1940 Act regarding the issuance of senior securities. (See Sub-Proposal 3e above.)

  What effect will amending the current lending restriction have on the Fund?

   The Fund's current investment restriction regarding lending prohibits the Fund from loaning money, except that the Fund may purchase a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness. In addition, the Fund may buy U.S. government obligations with a simultaneous agreement by the seller to repurchase them within no more than seven days at the original purchase price plus accrued interest (such transactions are commonly known as "repurchase agreements"). Although the Fund's current investment restriction permits the purchase of certain debt securities, the Fund is only permitted to purchase publicly distributed debt securities and may not invest in certain types of private placement debt securities or engage in direct corporate loans, even if such investments would otherwise be consistent with the Fund's investment goal and policies.

   The proposed fundamental investment restriction provides that the Fund may not make loans to other persons except (1) through the lending of its portfolio securities; (2) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies; and (3) to the extent the entry into a repurchase agreement is deemed to be a loan. The proposed investment restriction provides the Fund with greater lending flexibility by permitting the Fund to invest in non-publicly distributed debt securities, loan participations, and direct corporate loans. To the extent that these instruments are illiquid, they will be subject to the Illiquid Securities Restriction.

   The proposed investment restriction also provides the Fund with greater flexibility by permitting the Fund to enter into repurchase agreements with terms of more than seven days. To the extent that repurchase agreements with terms of more than seven days are illiquid, they will be subject to the Illiquid Securities Restriction. In addition, the proposed investment restriction will not limit the Fund to only collateralizing repurchase agreements with U.S. government obligations. To the extent the Fund uses other forms of collateral for its repurchase agreements, however, it will still generally be subject to regulations under the 1940 Act regarding eligible collateral.

                                      31

   The proposed fundamental investment restriction also provides the Fund with additional flexibility to make loans to affiliated investment companies or other affiliated entities. In September 1999, the SEC granted an exemptive order to the Fund, together with other funds in Franklin Templeton Investments, permitting the Fund to loan money to other funds in Franklin Templeton Investments (the "Inter-Fund Lending and Borrowing Order"). These lending transactions may include terms that are more favorable than those which would otherwise be available from lending institutions. The proposed investment restriction would permit the Fund, under certain conditions, to lend cash to other funds in Franklin Templeton Investments at rates higher than those that the Fund would receive if the Fund loaned cash to banks through short-term lending transactions, such as repurchase agreements. Management anticipates that this additional flexibility to lend cash to affiliated investment companies would allow additional investment opportunities, and could enhance the Fund's ability to respond to changes in market, industry or regulatory conditions.

   Because the proposed lending restriction would provide the Fund with greater flexibility to invest in non-publicly distributed debt securities, loan participations, and other direct corporate loans, the Fund may be exposed to additional risks associated with such securities, including general illiquidity, greater price volatility and the possible lack of publicly available information about issuers of privately placed debt obligations and loan counterparties. However, these risks will be somewhat offset by the Fund's adoption of the non-fundamental Illiquid Securities Restriction. Thus, the Investment Manager believes that the risks posed by these investments should be relatively modest.

Sub-Proposal 3g:  To amend the Fund's fundamental investment restriction regarding borrowing.

   The 1940 Act requires investment companies to impose certain limitations on borrowing activities, and a fund's borrowing limitations must be fundamental. The 1940 Act limitations on borrowing are generally designed to protect shareholders and their investment by restricting a fund's ability to subject its assets to the claims of creditors who, under certain circumstances, might have a claim to the fund's assets that would take precedence over the claims of shareholders.

   Under the 1940 Act, an open-end fund may borrow up to 33 1/3% of its total assets (including the amount borrowed) from banks and may borrow up to 5% of its total assets for temporary purposes from any other person. Generally, a loan is considered temporary if it is repaid within sixty days. Funds typically borrow money to meet redemptions or for other short-term cash needs in order to avoid forced, unplanned sales of portfolio securities. This technique allows a fund greater

                                      32

flexibility by allowing its manager to buy and sell portfolio securities primarily for investment or tax considerations, rather than for cash flow considerations.

  What effect will amending the current borrowing restriction have on the Fund?

   The Fund's current investment restriction relating to borrowing prohibits the Fund from borrowing money for any purpose other than redeeming its shares for cancellation, and then only as a temporary measure up to an amount not exceeding 5% of the value of its total assets. The Fund's current fundamental investment restriction further prohibits the Fund from pledging, mortgaging or hypothecating its assets for any purpose other than to secure such borrowings, and only in amounts not exceeding 10% of the value of the Fund's total assets as the Board may approve. In addition, the Fund will not pledge, mortgage or hypothecate its assets if the percentage of pledged assets plus the sales commission will exceed 10% of the offering price of the shares of the Fund.

   The proposed investment restriction would prohibit borrowing money, except to the extent permitted by the 1940 Act or any rule, exemption or interpretation thereunder issued by the SEC. Unlike the current fundamental investment restriction on borrowing, the proposed restriction does not limit the purposes for which the Fund can borrow. In addition, the Fund's investment restriction on pledging, mortgaging or hypothecating its assets would be eliminated because the 1940 Act does not require this type of fundamental investment restriction. By so amending the investment restriction, the Fund would not unnecessarily limit the Investment Manager if the Investment Manager determines that borrowing is in the best interests of that Fund and its shareholders. As a general matter, however, Section 18 of the 1940 Act limits a fund's borrowings to not more than 33 1/3% of the fund's total assets (including the amount borrowed), which is greater than the Fund's current investment restriction of up to 5% of the value of the Fund's total assets.

   The proposed restriction would also permit the Fund to borrow money from affiliated investment companies or other affiliated entities. In September 1999, the SEC granted the Inter-Fund Lending and Borrowing Order, permitting the Fund to borrow money from other funds in Franklin Templeton Investments. The proposed borrowing restriction would permit the Fund, under certain circumstances and in accordance with the Inter-Fund Lending and Borrowing Order, to borrow money from other funds in Franklin Templeton Investments at rates that are more favorable than the rates that the Fund would receive if it borrowed from banks or other lenders. The proposed borrowing restriction would also permit the Fund to borrow from other affiliated entities, such as the Investment Manager, under emergency market conditions should the SEC permit investment companies to engage in such borrowing in the future, such as it did in response to the emergency market conditions that existed immediately after the events of September 11, 2001.

                                      33

   Because the proposed borrowing restriction would provide the Fund with additional borrowing flexibility, to the extent that the Fund uses such flexibility, the Fund may be subject to additional costs and risks inherent to borrowing, such as reduced total return and increased volatility. The additional costs and risks to which the Fund may be exposed are limited, however, by the borrowing limitations imposed by the 1940 Act and any rule, exemption or interpretation thereof that may be applicable.

Sub-Proposal 3h: To amend the Fund's fundamental investment restriction regarding industry concentration.

   Under the 1940 Act, a fund's policy regarding concentration of investments in the securities of companies in any particular industry must be fundamental. The SEC Staff takes the position that a fund "concentrates" its investments if it invests more than 25% of its "net" assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and certain tax-exempt securities) in any particular industry or group of industries. An investment company is not permitted to concentrate its investments in any particular industry or group of industries unless it discloses its intention to do so.

  What effect will amending the current industry concentration restriction have on the Fund?

   The proposed concentration restriction is substantially the same as the Fund's current restriction, except that (1) it modifies the Fund's asset measure (from "total assets" to "net assets") by which concentration is assessed; and (2) it expressly references, in a manner consistent with current SEC Staff policy, the categories of investments that are excepted from coverage of the restriction. The proposed restriction reflects a more modernized approach to industry concentration, and provides the Fund with investment flexibility that ultimately is expected to help the Fund respond to future legal, regulatory, market or technical changes. In addition, the Board may from time to time establish guidelines regarding industry classifications.

   The proposed restriction would expressly exempt from the 25% limitation those securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and the securities of other investment companies, consistent with SEC Staff policy. The proposed restriction thus clarifies the types of U.S. government securities in which the Fund may invest. In addition, if Proposal 4 is approved, then the Fund's current fundamental investment restriction against investments in other investment companies will be eliminated. The proposed restriction on industry concentration will make explicit that such investments in

                                      34

other investment companies are exempt from the Fund's concentration restriction. Even with this modified restriction, however, the Fund would continue to remain subject to the limitations on a fund's investments in other investment companies as set forth in the 1940 Act, its Prospectus and any exemptive orders issued by the SEC. In general, absent such rules or orders from the SEC, the 1940 Act would prohibit the Fund from investing more than 5% of its total assets in any one investment company and investing more than 10% of its total assets in other investment companies overall.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                   THAT YOU VOTE "FOR" SUB-PROPOSALS 3a-3h.

PROPOSAL 4:  TO APPROVE THE ELIMINATION OF CERTAIN OF THE FUND'S FUNDAMENTAL
             INVESTMENT RESTRICTIONS.

   The Fund's current fundamental investment restrictions, together with those recommended to be eliminated, are detailed in Exhibit D, which is entitled "Fundamental Investment Restrictions Proposed to be Amended or Eliminated." If the Fund's shareholders approve Proposal 4, the elimination of such investment restrictions of the Fund will be effective as of the date of the supplement to the Fund's SAI reflecting elimination of such fundamental investment restrictions, which is anticipated to be shortly after the date of shareholder approval.

  Why is the Board recommending that certain fundamental investment restrictions be eliminated, and what effect will their elimination have on the Fund?

   Certain of the Fund's fundamental investment restrictions are either restatements of restrictions that are already included within the 1940 Act or are more restrictive than current SEC Staff interpretations. These restrictions include those relating to (1) investments in other investment companies; (2) purchasing securities on margin, engaging in short sales and purchasing and writing options; and (3) participation in joint trading accounts. The Fund's fundamental investment restrictions relating to illiquid and restricted securities and "letter" stocks do not represent current SEC Staff positions and are effectively limited by the Fund's non-fundamental Illiquid Securities Restriction.

   The other fundamental investment restrictions of the Fund were originally adopted to comply with state securities laws and regulations. Due to the passage of NSMIA, these fundamental restrictions are no longer required by law. As a result, the Fund is no longer legally required to adopt or maintain investment restrictions

                                      35

relating to (1) investments in oil and gas programs; (2) management ownership of portfolio securities; (3) investing for purposes of exercising control; (4) investments in companies with less than three years of continuous operation; and (5) warrants.

   Accordingly, the Investment Manager has recommended, and the Board has determined, that these ten restrictions (referred to in this Proposal 4 as the "Restrictions") be eliminated and that their elimination is consistent with the federal securities laws. By reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Board believes that the Fund will be able to reduce the costs and delays associated with holding future shareholder meetings for the purpose of revising fundamental investment restrictions that become outdated or inappropriate. Elimination of the Restrictions would also enable the Fund to be managed in accordance with the current requirements of the 1940 Act, without being constrained by additional and unnecessary limitations. The Board believes that the elimination of the Restrictions is in the best interest of the Fund's shareholders as it will provide the Fund with increased flexibility to pursue its investment goal and will enhance the Investment Manager's ability to manage the Fund's assets in a changing investment environment.

  Which ten (10) Restrictions is the Board recommending that the Fund eliminate?

   The Fund currently is subject to ten Restrictions that are no longer required by law and were adopted primarily in response to regulatory, business or industry conditions that no longer exist. The exact language of the Restrictions has been included in Exhibit D, which is entitled "Fundamental Investment Restrictions Proposed to be Amended or Eliminated."

   Investment in Other Investment Companies

   The Fund's current fundamental investment restriction prohibits the Fund from investing in other open-end investment companies (except in connection with a merger, consolidation, acquisition or reorganization) and closed-end investment companies. This fundamental investment restriction is more restrictive than the 1940 Act and current SEC Staff interpretations, which do not require a fund to adopt such a provision as a fundamental investment restriction.

   Upon elimination of this restriction, the Fund would remain subject to the restrictions under Section 12(d) of the 1940 Act relating to the Fund's ability to invest in other investment companies, including open-end and closed-end investment companies, except where the Fund has received an exemption from such restrictions. The 1940 Act restrictions generally specify that the Fund may not purchase more than 3% of another fund's total outstanding voting stock, invest

                                      36

more than 5% of its total assets in another fund's securities, or have more than 10% of its total assets invested in securities of all other funds. In addition, eliminating the Fund's current restriction on investments in other investment companies would enable the Fund to take advantage of the investment opportunities presented by the Cash Sweep Order (discussed in Sub-Proposal 3a above), since it contemplates relief from the 1940 Act restrictions relating to investments in other registered and unregistered investment companies in certain limited circumstances. Therefore, the Board is recommending that the restriction be eliminated.

   Oil and Gas Programs

   The Fund has a fundamental investment restriction that prohibits the Fund from investing in interests (other than publicly issued debentures or equity stock interests) in oil, gas or other mineral exploration or development programs. The Fund's fundamental investment restriction regarding oil and gas programs was based on state securities laws that had been adopted by a few jurisdictions, but have since been pre-empted by NSMIA. Accordingly, the Board proposes that the restriction be eliminated.

   Management Ownership of Securities

   The Fund's current fundamental investment restriction prohibits the Fund from investing in companies in which certain affiliated persons of the Fund have an ownership interest. This restriction was based on state law provisions that have been pre-empted by NSMIA. In addition, the 1940 Act provisions addressing conflicts of interest would continue to apply to the Fund. Therefore, the Board is recommending that the restriction be eliminated.

   Investing for Purposes of Exercising Control

   The 1940 Act does not require, and applicable state law no longer requires, that the Fund adopt a fundamental investment restriction prohibiting it from investing in any company for the purpose of exercising control or management. Because the Fund, as a diversified investment company, is already subject to certain limitations with respect to how much of a single issuer's voting securities it may acquire (and, if approved by shareholders, would be subject to the amended fundamental investment restriction regarding diversification of investments described in Sub-Proposal 3a above), the Board is recommending that this restriction be eliminated.

                                      37

   Purchasing Securities on Margin, Engaging in Short Sales and Writing, Buying or Selling Options

   The 1940 Act does not require the Fund to adopt a fundamental investment restriction regarding purchasing securities on margin, engaging in short sales, or writing, buying or selling options, except to the extent that these transactions may result in the creation of senior securities (as described more fully in Sub-Proposal 3e above). The Fund's current fundamental investment restrictions prohibits the Fund from (1) purchasing securities on margin; (2) engaging in short sales of securities; and (3) writing, buying or selling puts, calls, straddles or spreads.

   Current 1940 Act provisions on issuing senior securities, engaging in short sales and purchasing on margin, together with the proposed fundamental investment restriction on senior securities, will limit the ability of the Fund to purchase securities on margin, engage in short sales and write, buy or sell puts, calls, straddles or spreads. Therefore, the Investment Manager does not anticipate that deleting the current restrictions will result in additional material risk to the Fund at this time.

   Three Years of Continuous Operation

   The Fund's current fundamental investment restriction relating to investments in newer companies limits the Fund's ability to invest more than 5% of the value of its total assets in securities of issuers which have been in continuous operation less than three years. This restriction was based upon state securities laws, which have been pre-empted by NSMIA. Therefore, the Board proposes that the restriction be eliminated.

   Warrants

   The Fund's fundamental investment restriction relating to warrants limits the Fund's investments in warrants to 5% of its total assets whether or not the warrant is listed on the New York Stock Exchange or the American Stock Exchange, including no more than 2% of the Fund's total assets, which may be invested in warrants that are not listed on those exchanges. A warrant entitles an investor to purchase a specified amount of stock at a specified price and is effective for a period of time normally ranging from a number of years to perpetuity. The Fund's fundamental investment restriction on warrants was based on state securities laws that have since been pre-empted by NSMIA. Accordingly, the Board proposes that the restriction be eliminated.

                                      38

   Illiquid and Restricted Securities

   The fundamental investment restriction on illiquid and restricted securities limits the Fund from investing more than 10% of its total assets in restricted securities, securities with a limited trading market (which the Fund may not be able to dispose of at the current market price) or those which are not otherwise readily marketable with readily available current market quotations. With some exceptions, such securities generally include securities that have not been registered under the Securities Act of 1933, as amended, and therefore may only be resold to certain institutional investors under certain circumstances, and securities that are subject to other contractual restrictions on resale (often referred to as "restricted securities"). To the extent that a restricted security is not readily marketable at a price that is approximately equal to the value placed on such assets by the Fund, these types of securities may be considered illiquid. The Fund's current fundamental investment restriction on investments in securities with a limited trading market was based upon state law restrictions on the purchase of unregistered securities, as well as an SEC Staff position relating to illiquid securities. The state law provision has been pre-empted by NSMIA and the SEC Staff, which does not require investment companies to adopt the position as a fundamental restriction, has subsequently amended its position to permit investment companies to invest up to 15% of their net assets in illiquid securities.

   The Fund remains subject to the limitations imposed by the SEC Staff on an open-end fund's ability to invest in illiquid securities. As a result of the proposed elimination of the Fund's current investment restrictions that relate to illiquid and restricted securities (including "letter" stocks described below), the Board has adopted the non-fundamental Illiquid Securities Restriction. Thus, the Fund is already prohibited from investing more than 15% of its net assets in illiquid securities, including securities that are not readily marketable. The Board is therefore recommending that the current fundamental investment restrictions on illiquid and restricted securities be eliminated. However, because the Illiquid Securities Restriction increases slightly, from 10% to 15%, the amount of the Fund's assets that may be invested in illiquid securities, to the extent the Fund were to take advantage of such increase, the Fund would be subject to a greater degree to the risks associated with illiquid securities. Such risks include limited ability to sell such securities and to sell at a price acceptable to the Fund, and difficulty in valuation.

   "Letter" Stocks

   The Fund's fundamental investment restriction relating to "letter" stocks prohibits the Fund from investing in "letter" stocks or securities on which there are

                                      39

any sales restrictions under a purchase agreement. As with other illiquid and restricted securities, discussed above, these types of securities may be illiquid to the extent that they are not readily marketable.

   This fundamental investment restriction is not required by the 1940 Act. Moreover, as described above, the Board has adopted the non-fundamental Illiquid Securities Restriction in recognition of the SEC Staff position on illiquid securities. Accordingly, the Board is recommending that the current fundamental investment restriction on "letter" stocks be eliminated. However, to the extent the Fund does invest in "letter" stocks as permitted by the Illiquid Securities Restriction, the Fund will be subject to the risks described above under "Illiquid and Restricted Securities."

   Joint Trading Accounts

   The Fund's fundamental investment restriction relating to joint trading accounts prohibits the Fund's participation on a joint or a joint and several basis in such an account. Because Section 12(a)(2) of the 1940 Act prohibits a mutual fund from participating in a joint trading account unless allowed by rule or exemptive order, the current fundamental restriction is unnecessary. Therefore, the Board is recommending that the restriction be eliminated.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                        THAT YOU VOTE "FOR" PROPOSAL 4.

..  ADDITIONAL INFORMATION ABOUT THE FUND

   The Investment Manager. The Investment Manager of the Fund is Templeton Investment Counsel, LLC, 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is an indirect, wholly owned subsidiary of Resources.

   Under an agreement with the Investment Manager, FTIA, 2701 Shui On Centre, 6-8 Harbour Road, Wanchai, Hong Kong, is the Fund's sub-advisor. FTIA provides the Investment Manager with investment management advice and assistance.

   The Administrator. The administrator of the Fund is Franklin Templeton Services, LLC ("FT Services"), with offices at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091. FT Services is an indirect,

                                      40

wholly owned subsidiary of Resources and an affiliate of the Investment Manager, sub-advisor, and principal underwriter. Pursuant to an administration agreement, FT Services provides certain administrative functions for the Fund.

   The Underwriter. The underwriter for the Fund is Franklin Templeton Distributors, Inc., One Franklin Parkway, San Mateo, California 94403-1906.

   The Transfer Agent. The transfer agent and dividend-paying agent for the Fund is Franklin Templeton Investor Services, LLC, 100 Fountain Parkway,
St. Petersburg, Florida 33716-1205.

   The Custodian. The custodian for the Fund is JPMorgan Chase Bank, MetroTech Center, Brooklyn, New York 11245.

   Pending Litigation. Woodbury v. Templeton Global Smaller Companies Fund, Inc. and Templeton Investment Counsel, LLC, Case 2003 L 001362, was filed on October 3, 2003 in the Circuit Court of the Third Judicial Circuit, Madison County, Illinois. The lawsuit alleges various breaches of duty with respect to the valuation of the Fund's portfolio securities. On November 14, 2003, the case was removed to the United States District Court for the Southern District of Illinois. Management strongly believes that the claims made in this action are without merit and intends vigorously to defend against this action.

   Other Matters. The Fund's last audited financial statements and annual report for the fiscal year ended August 31, 2003 are available free of charge. To obtain a copy of this report, please call 1-800/DIAL BEN(R) (1-800-342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

   Shareholders Sharing the Same Address. If two or more shareholders share the same address, only one copy of this proxy statement is being delivered to that address, unless the Fund has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Fund will deliver promptly a separate copy of this proxy statement to a shareholder at a shared address. Please call 1-800/DIAL BEN(R) (1-800-342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030 if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

                                      41

   Principal Shareholders. As of January 20, 2004, the Fund had total net assets of $870,939,494.19 and a total of 100,454,059.715 shares of common stock, $1.00 par value ("shares"), outstanding divided among four separate classes of shares as follows: 95,722,730.266 Class A shares, 708,832.346 Class B shares, 3,093,808.312 Class C shares and 928,688.791 Advisor Class shares.

   From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of January 20, 2004, the only other entities owning beneficially more than 5% of the outstanding shares of any class of the Fund were:

                                                                Percentage of
                                              Amount and Nature  Outstanding
                                                of Beneficial   Shares of the
  Name and Address               Share Class      Ownership       Class (%)
  ----------------              ------------- ----------------- -------------
  Citigroup Global Markets Inc. Class C          177,710.078         5.74
  333 W. 34th Street, 3rd Fl.
  New York, NY
  10001-2402

  Louis E. Woodworth &          Advisor Class    125,865.833        13.55
  Heidi Charleson JT TEN
  c/o Franklin Resources, Inc.
  One Franklin Parkway
  San Mateo, CA
  94403-1906

  Franklin Templeton Bank &     Advisor Class    610,656.386        65.75
    Trust
  TTEE for Defined Contribution
  SVCS Franklin Templeton
    401(k)
  PO Box 2438
  Rancho Cordova, CA
  95741-2438

                                      42

Note: Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and/or directors of the Fund, serve on the administrative committee of the Franklin Templeton Profit Sharing 401(k) Plan, which owns shares of the Fund. In that capacity, they participate in the voting of such shares. Charles B. Johnson and Rupert H. Johnson, Jr. disclaim beneficial ownership of any shares of the Fund owned by the Franklin Templeton Profit Sharing 401(k) Plan.

   In addition, to the knowledge of the Fund management, as of January 20, 2004, the Directors and officers of the Fund, as a group, owned of record and beneficially less than 1% of the outstanding shares of the Fund in the aggregate and of each class of the Fund.

   Contacting the Board of Directors. If a shareholder wishes to send a communication to the Board of Directors, such correspondence should be in writing and addressed to the Board of Directors at the Fund's offices, 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091, Attention:
Secretary. The correspondence will then be given to the Board for their review and consideration.

..  AUDIT COMMITTEE

   Audit Committee and Independent Auditors. The Fund's Audit Committee is responsible for the selection of the Fund's independent auditors, including evaluating their independence, and meeting with such auditors to consider and review matters relating to the Fund's financial reports and internal accounting. The Audit Committee also reviews the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian. The Audit Committee consists of Independent Directors, and, during 2003, Andrew H. Hines, Jr. and Fred R. Millsaps (Chairman) were the members of the Audit Committee. Mr. Hines retired from the Board and the Audit Committee effective December 31, 2003. It is expected that the Board will appoint three new members to the Audit Committee, each of whom will be an Independent Director, promptly after the Meeting.

   Selection of Independent Auditors. The Audit Committee and the Board selected the firm of PricewaterhouseCoopers LLP ("PwC") as independent auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

   Audit Fees. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Fund's annual financial statements or for services that are normally provided by PwC in connection with statutory and

                                      43

regulatory filings or engagements were $27,934 for the fiscal year ended August 31, 2003 and $28,909 for the fiscal year ended August 31, 2002.

   Audit-Related Fees. The aggregate fees paid to PwC for assurance and related services by PwC that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under "Audit Fees" above were $4,840 for the fiscal year ended August 31, 2003 and $3,981 for the fiscal year ended August 31, 2002. The services for which these fees were paid included the review of semi-annual reports to shareholders, internal control testing and evaluation and services in connection with the Fund's contract renewal.

   In addition, the Audit Committee pre-approves PwC's engagement for audit-related services with the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. The fees for these services were $426,460 for the fiscal year ended August 31, 2003 and $284,400 for the fiscal year ended August 31, 2002.

   Tax Fees. PwC did not render any tax compliance, tax advice or tax planning services to the Fund for the fiscal year ended August 31, 2003 or for the fiscal year ended August 31, 2002.

   PwC did not render any such tax services to the Investment Manager or certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund for the fiscal year ended August 31, 2003 or for the fiscal year ended August 31, 2002.

   All Other Fees. PwC did not bill for other products and services, other than the services reported above, for the fiscal year ended August 31, 2003 or for the fiscal year ended August 31, 2002.

   PwC did not render other services to the Investment Manager or entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund for the fiscal year ended August 31, 2003 or for the fiscal year ended August 31, 2002.

   Audit Committee Pre-Approval Policies and Procedures. As of the date of this proxy statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all services provided by PwC must be directly pre-approved by the Audit Committee.

                                      44

   Aggregate Non-Audit Fees. PwC did not render any non-audit services to the Fund, to the Investment Manager or to any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund for the fiscal year ended August 31, 2003 or for the fiscal year ended August 31, 2002.

..  FURTHER INFORMATION ABOUT VOTING AND THE MEETING

   Solicitation of Proxies. Your vote is being solicited by the Board of Directors of the Fund. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Fund has engaged D.F. King & Co., Inc. ("D.F. King"), a professional proxy solicitation firm, to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an estimated cost of approximately $60,000, including out-of-pocket expenses. The Fund expects that the solicitation will be primarily by mail, but also may include telephone, facsimile, electronic or other means of communications. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from D.F. King asking you to vote. The Fund does not reimburse Directors and officers of the Fund or regular employees and agents of the Investment Manager involved in the solicitation of proxies.

   Voting by Broker Dealers. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers and beneficial owners will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' or such depositories' proxy solicitation materials, the Fund understands that the broker-dealers may vote on Proposal 1 on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

   Quorum. A majority of the shares entitled to vote - present in person or represented by proxy - constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

                                      45

   Methods of Tabulation. Proposal 1, the election of Directors, requires the affirmative vote of the majority of the votes cast at the Meeting. Proposal 2, to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware statutory trust, requires the affirmative vote of a majority of the Fund's outstanding shares. Proposal 3, to approve amendments to certain of the Fund's fundamental investment restrictions (including eight (8) Sub-Proposals), and Proposal 4, to approve the elimination of certain of the Fund's fundamental investment restrictions, each require the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund; or (ii) 67% or more of the outstanding shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy.

   Abstentions and broker non-votes will be treated as votes present at the Meeting but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on Proposal 1, which requires a majority of the Fund's shares present and voting, but will have the same effect as a vote "against" Proposal 2, Sub-Proposals 3a-3h, and Proposal 4.

   Adjournment. In the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve a Proposal or Sub-Proposal, the Meeting may be adjourned to permit further solicitation of proxies. The holders of a majority of shares entitled to vote at the Meeting and present in person or by proxy, whether or not sufficient to constitute a quorum, or any officer present entitled to preside or act as Secretary of the Meeting, may adjourn the Meeting without determining the date of the new Meeting or from time to time, without further notice, to a date not more than 120 days after the original record date to permit further solicitation of proxies or for other reasons consistent with Maryland law and the Fund's Articles of Incorporation, as amended, and By-Laws, as amended and restated. Any business that might have been transacted at the Meeting originally called may be transacted at such adjourned Meeting at which a quorum is present. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote on questions of adjournment.

   Shareholder Proposals. Neither the Fund nor the DE Fund is required, and they do not intend, to hold regular annual shareholders' meetings. A shareholder wishing to submit a proposal for consideration for inclusion in a proxy statement for the next shareholders' meeting should send his or her written proposal to the offices of the Fund or the DE Fund, as applicable, 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091,
Attention: Secretary, so that it is received within a reasonable time before any such meeting. A shareholder proposal

                                      46

may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law, and other governing instruments.

   Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund's or the DE Fund's, as applicable, proxy statement or presented at the meeting.

   No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management.

                                  By Order of the Board of Directors,

                                  Barbara J. Green
                                  Secretary

January 27, 2004

                                      47

                                                                      EXHIBIT A

                         NOMINATING COMMITTEE CHARTER

I.  The Committee.

   The Nominating Committee (the "Committee") is a committee of, and established by, the Board of Directors/Trustees of the Fund (the "Board"). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of "independent members." For purposes of this Charter, independent members shall mean members who are not interested persons of the Fund ("Disinterested Board members") as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

II.  Board Nominations and Functions.

   1. The Committee shall make recommendations for nominations for Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full Board. The Committee shall evaluate candidates' qualifications for Board membership and the independence of such candidates from the Fund's investment manager and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment managers or service providers.

   2. The Committee also shall evaluate candidates' qualifications and make recommendations for "interested" members on the Board to the full Board.

   3. The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

   4. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Fund's offices. The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

                                      A-1

III.  Committee Nominations and Functions.

   1. The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board.

   2. The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

   3. The Committee shall, on an annual basis, review the performance of the Disinterested Board members.

IV.  Other Powers and Responsibilities.

   1. The Committee shall meet at least twice each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

   2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

   3. The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

   4. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Fund's by-laws. In the event of any inconsistency between this Charter and the Fund's organizational documents, the provisions of the Fund's organizational documents shall be given precedence.

   5. The Committee shall review this Charter at least annually and recommend any changes to the full Board.

                                      A-2

                                                                      EXHIBIT B

                                    FORM OF

                     AGREEMENT AND PLAN OF REORGANIZATION
  BETWEEN TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC. AND TEMPLETON GLOBAL
                            SMALLER COMPANIES FUND

   This Agreement and Plan of Reorganization ("Agreement") is made as of this
   day of      , 2004 by and between Templeton Global Smaller Companies Fund,
Inc., a Maryland corporation (the "Fund"), and Templeton Global Smaller Companies Fund, a Delaware statutory trust (the "Trust") (the Fund and the Trust are hereinafter collectively referred to as the "parties").

   In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

1.  Plan of Reorganization.

   (a) Upon satisfaction of the conditions precedent described in Section 3 hereof, the Fund will convey, transfer and deliver to the Trust at the closing provided for in Section 2 (hereinafter referred to as the "Closing") all of the Fund's then-existing assets (the "Assets"). In consideration thereof, the Trust agrees at the Closing (i) to assume and pay when due all obligations and liabilities of the Fund, existing on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with this Agreement, which fees and expenses shall, in turn, include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any (collectively, the "Liabilities"), such Liabilities to become the obligations and liabilities of the Trust; and (ii) to deliver to the Fund in accordance with paragraph (b) of this Section 1, full and fractional shares of each class of shares of beneficial interest, without par value, of the Trust, equal in number to the number of full and fractional shares of the corresponding class of shares of common stock, $0.20 par value per share, of the Fund outstanding at the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") on the business day immediately preceding the Effective Date of the Reorganization. The reorganization contemplated hereby is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund shall distribute to the Fund's shareholders the shares of the Trust in accordance with this Agreement and the resolutions of the Board of Directors of the Fund (the "Board of Directors") authorizing the transactions contemplated by this Agreement.

                                      B-1

   (b) In order to effect the delivery of shares described in Section 1(a)(ii) hereof, the Trust will establish an open account for each shareholder of the Fund and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of beneficial interest, without par value, of the appropriate class of the Trust equal to the number of full and fractional shares of common stock such shareholder holds in the corresponding class of the Fund at the close of regular trading on the NYSE on the business day immediately preceding the Effective Date of the Reorganization. Fractional shares of the Trust will be carried to the third decimal place. At the close of regular trading on the NYSE on the business day immediately preceding the Effective Date of the Reorganization, the net asset value per share of each class of shares of the Trust shall be deemed to be the same as the net asset value per share of each corresponding class of shares of the Fund. On the Effective Date of the Reorganization, each certificate representing shares of a class of the Fund will be deemed to represent the same number of shares of the corresponding class of the Trust. Simultaneously with the crediting of the shares of the Trust to the shareholders of record of the Fund, the shares of the Fund held by such shareholders shall be cancelled. Shareholders of the Fund will have the right to deliver their share certificates of the Fund to the Trust in exchange for share certificates of the Trust. However, a shareholder need not deliver such certificates to the Trust unless the shareholder so desires.

   (c) As soon as practicable after the Effective Date of the Reorganization, the Fund shall take all necessary steps under Maryland law to effect a complete dissolution of the Fund.

   (d) The expenses of entering into and carrying out this Agreement will be borne by the Fund to the extent not paid by its investment manager.

2.  Closing and Effective Date of the Reorganization.

   The Closing shall consist of (i) the conveyance, transfer and delivery of the Assets to the Trust in exchange for the assumption and payment, when due, by the Trust, of the Liabilities of the Fund; and (ii) the issuance and delivery of the Trust's shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions. The Closing shall occur either on (a) the business day immediately following the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Fund at which this Agreement is considered and approved, or (b) such later date as the parties may mutually agree ("Effective Date of the Reorganization"). Solely for purposes of subsection (a) above, the effectiveness of one or more post-effective amendments to the Fund's Registration Statement as described below in Section 3(b)(i) shall not be deemed to be a necessary regulatory approval.

                                      B-2

3.  Conditions Precedent.

   The obligations of the Fund and the Trust to effectuate the transactions hereunder shall be subject to the satisfaction of each of the following conditions:

      (a) Such authority and orders from the U.S. Securities and Exchange Commission (the "Commission") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

      (b) (i) One or more post-effective amendments to the Fund's Registration Statement on Form N-1A ("Registration Statement") under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended ("1940 Act"), containing such amendments to such Registration Statement as are determined under the supervision of the Board of Directors to be necessary and appropriate as a result of this Agreement, shall have been filed with the Commission; (ii) the Trust shall have adopted as its own such Registration Statement, as so amended; (iii) the most recent post-effective amendment or amendments to the Fund's Registration Statement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop order, proceeding or threatened proceeding which shall have been withdrawn or terminated); and (iv) an amendment of the Form N-8A Notification of Registration filed pursuant to Section 8(a) of the 1940 Act ("Form N-8A") reflecting the change in legal form of the Fund to a Delaware statutory trust shall have been filed with the Commission and the Trust shall have expressly adopted such amended Form N-8A as its own for purposes of the 1940 Act;

      (c) Each party shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, to the effect that, assuming the reorganization contemplated hereby is carried out in accordance with this Agreement, the laws of the State of Maryland and the State of Delaware, and in accordance with customary representations provided by the parties in a certificate(s) delivered to Stradley, Ronon, Stevens & Young, LLP, the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Fund, the Trust or the shareholders of the Fund or the Trust;

      (d) The Fund shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the Fund, to the effect that (i) the Trust is a statutory trust duly formed, validly existing,

                                      B-3

   and in good standing under the laws of the State of Delaware; (ii) this Agreement and the transactions contemplated thereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite statutory trust action of the Trust and this Agreement has been duly executed and delivered by the Trust and is a legal, valid and binding agreement of the Trust in accordance with its terms; and (iii) the shares of the Trust to be issued in the reorganization have been duly authorized and, upon issuance thereof in accordance with this Agreement, will have been validly issued and fully paid and will be nonassessable by the Trust;

      (e) The Trust shall have received the opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the Trust, to the effect that: (i) the Fund is duly incorporated, validly existing, and in good standing under the laws of the State of Maryland; (ii) the Fund is an open-end investment company of the management type registered under the 1940 Act; and (iii) this Agreement and the transactions contemplated hereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite corporate action of the Fund and this Agreement has been duly executed and delivered by the Fund and is a legal, valid and binding agreement of the Fund in accordance with its terms;

      (f) The shares of the Trust are eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Fund are currently eligible for offering to the public so as to permit the issuance and delivery by the Trust of the shares contemplated by this Agreement to be consummated;

      (g) This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the appropriate action of the Board of Directors and the shareholders of the Fund;

      (h) The shareholders of the Fund shall have voted to direct the Fund to vote, and the Fund shall have voted, as sole shareholder of each class of the Trust, to:

          (1) Elect as Trustees of the Trust the following individuals: Harris
       J. Ashton, Nicholas F. Brady, Harmon E. Burns, Frank J. Crothers, S. Joseph Fortunato, Edith E. Holiday, Charles B. Johnson, Gordon S. Macklin, Fred R. Millsaps, Frank A. Olson, and Constantine D. Tseretopoulos;

          (2) Approve an Investment Management Agreement between Templeton Investment Counsel, LLC ("TICL") and the Trust which is

                                      B-4

       substantially identical to the then-current Investment Management Agreement, as amended and restated to date, between TICL and the Fund; and

          (3) Approve a Sub-Advisory Agreement between TICL and Franklin Templeton Investments (Asia) Limited ("FTIA") which is substantially identical to the then-current Sub-Advisory Agreement between TICL and FTIA;

      (i) The Trustees of the Trust shall have duly adopted and approved this Agreement and the transactions contemplated hereby and shall have taken the following actions at a meeting duly called for such purposes:

          (1) Approval of the Investment Management Agreement described in paragraph (h)(2) of this Section 3 between TICL and the Trust;

          (2) Approval of the Sub-Advisory Agreement described in paragraph
       (h)(3) of this Section 3 hereof between TICL and FTIA;

          (3) Approval of the assignment to the Trust of the Restated Custody Agreement, dated June 1, 1984, as amended and restated to date, between The Chase Manhattan Bank, N.A. (now JPMorgan Chase Bank), and the Fund;

          (4) Selection of PricewaterhouseCoopers LLP as the Trust's independent auditors for the fiscal year ending August 31, 2004;

          (5) Approval of a Fund Administration Agreement between the Trust and Franklin Templeton Services, LLC;

          (6) Approval of a Distribution Agreement between the Trust and Franklin Templeton Distributors, Inc.;

          (7) Approval of a Form of Dealer Agreement between the Trust and Franklin Templeton Distributors, Inc. and securities dealers dated March 1, 1998, including the Amendment to the Form of Dealer Agreement dated May 15, 1998;

          (8) Approval of the following Distribution Plans by the Trust pursuant to Rule 12b-1 under the 1940 Act: (a) Class A Distribution Plan pursuant to Rule 12b-1; (b) Class B Distribution Plan pursuant to
       Rule 12b-1; (c) Class C Distribution Plan pursuant to Rule 12b-1; and
       (d) Multiple Class Plan pursuant to Rule 18f-3;

          (9) Approval of a Transfer Agent and Shareholder Services Agreement between the Trust and Franklin Templeton Investor Services, LLC;

                                      B-5

          (10) Approval of the assignment to the Trust of the Sub-Transfer Agent Services Agreement among Franklin Templeton Investor Services, LLC, The Shareholder Services Group, Inc. and the Fund;

          (11) Approval of the assignment to the Trust of the Sub-Accounting Services Agreement among Franklin Templeton Investor Services, LLC, Financial Data Services, Inc., Merrill Lynch, Pierce, Fenner and Smith Inc. and the Fund;

          (12) Authorization of the issuance by the Trust, prior to the Effective Date of the Reorganization, of one share of each class of shares of beneficial interest of the Trust to the Fund in consideration for the payment of $1.00 for each such share for the purpose of enabling the Fund to vote on the matters referred to in paragraph (h) of this
       Section 3;

          (13) Submission of the matters referred to in paragraph (h) of this
       Section 3 to the Fund as sole shareholder of each class of the Trust; and

          (14) Authorization of the issuance and delivery by the Trust of shares of the Trust on the Effective Date of the Reorganization and the assumption by the Trust of the Liabilities of the Fund in exchange for the Assets of the Fund pursuant to the terms and provisions of this Agreement.

   At any time prior to the Closing, any of the foregoing conditions may be waived or amended, or any additional terms and conditions may be fixed by the Board of Directors if, in the judgment of such Board, such waiver, amendment, term or condition will not affect in a materially adverse way the benefits intended to be accorded the shareholders of the Fund under this Agreement.

4.  Dissolution of the Company.

   Promptly following the consummation of the distribution of each class of shares of the Trust to holders of the corresponding class of shares of the Fund under this Agreement, the officers of the Fund shall take all steps necessary under Maryland law to dissolve its corporate status, including publication of any necessary notices to creditors, receipt of any necessary pre-dissolution clearances from the State of Maryland, and filing for record with the State Department of Assessments and Taxation of Maryland of Articles of Dissolution.

5.  Termination.

   The Board of Directors may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the

                                      B-6

shareholders of the Fund, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

6.  Entire Agreement.

   This Agreement embodies the entire agreement between the parties hereto and there are no agreements, understandings, restrictions or warranties among the parties hereto other than those set forth herein or herein provided for.

7.  Further Assurances.

   The Fund and the Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

8.  Counterparts.

   This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

9.  Governing Law.

   This Agreement and the transactions contemplated hereby shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

                                      B-7

   IN WITNESS WHEREOF, the Fund and the Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its Chairman, President or a Vice President and attested by its Secretary or an Assistant Secretary, all as of the day and year first-above written.


Attest:                                   TEMPLETON GLOBAL SMALLERCOMPANIES
                                          FUND, INC.
                                          (a Maryland corporation)

By                                        By
    ------------------------------------      -----------------------------------
    Name:                                     Name:
    Title:                                    Title:

                                          TEMPLETON GLOBAL SMALLERCOMPANIES FUND
Attest:                                   (a Delaware statutory trust)

By                                        By
    ------------------------------------      -----------------------------------
    Name:                                     Name:
    Title:                                    Title:

                                      B-8

                                                                      EXHIBIT C

               A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW

                               A Comparison of:

                The Law Governing Delaware Statutory Trusts and
       The Charter Documents of Templeton Global Smaller Companies Fund
                                Under Such Law

                                     With

                  The Law Governing Maryland Corporations and
    The Charter Documents of Templeton Global Smaller Companies Fund, Inc.
                                Under Such Law

                     Delaware Statutory Trust              Maryland Corporation
                     ------------------------              --------------------
Governing      A Delaware statutory trust (a        A Maryland corporation is created
Documents/     "DST") is formed by a governing      by filing articles of incorporation
Governing      instrument and the filing of a       with the Maryland State
Body           certificate of trust with the        Department of Assessments and
               Delaware Secretary of State          Taxation ("MSDAT"). The
               ("Secretary of State"). The          Maryland law governing
               Delaware law governing a DST is      corporations is referred to in this
               referred to in this analysis as      analysis as "Maryland Law."
               the "Delaware Act."

               A DST is an unincorporated           A corporation is incorporated
               association organized under the      under Maryland Law. A
               Delaware Act whose operations        corporation's operations are
               are governed by its governing        governed by its charter and by-
               instrument (which may consist of     laws, and its business and affairs
               one or more instruments). Its        are managed by or under the
               business and affairs are managed     direction of a board of directors
               by or under the direction of one     (the "board" or "board of
               or more trustees.                    directors" or collectively, the
                                                    "directors"). No public filing of
                                                    the by-laws is required.

               If a DST is, becomes, or will
               become prior to or within 180
               days following its first issuance of
               beneficial interests, a registered
               investment company under the
               Investment Company Act of 1940,
               as amended (the "1940 Act"), such
               DST is not required to have a

                          Delaware Statutory Trust               Maryland Corporation
                          ------------------------               --------------------
                    trustee who is a resident of
                    Delaware or who has a principal
                    place of business in Delaware
                    provided that notice that the DST
                    is or will become an investment
                    company is set forth in the DST's
                    certificate of trust and the DST has
                    a registered office and a registered
                    agent for service of process in
                    Delaware.

                    The governing instrument for the     Templeton Global Smaller
                    DST, Templeton Global Smaller        Companies Fund, Inc., a Maryland
                    Companies Fund (the "Trust"), is     corporation, is referred to in this
                    comprised of an agreement and        analysis as the "Corporation." The
                    declaration of trust ("Declaration") Corporation is governed by its
                    and by-laws ("By-Laws"). The         Articles of Incorporation, as
                    Trust's governing body is a board    amended and supplemented
                    of trustees (the "board" or "board   ("Charter"), and by-laws ("By-
                    of trustees" or collectively, the    Laws") and the Corporation's
                    "trustees").                         governing body is a board of
                                                         directors.

                    Each trustee of the Trust shall hold Directors of the Corporation are office for the lifetime of the Trust elected at an annual meeting of the
                    or until such trustee's earlier      stockholders, if held, and each
                    death, resignation, removal or       director is elected to serve for one
                    inability otherwise to serve, or, if year and until his or her successor
                    sooner than any such events, until   shall be elected and shall qualify
                    the next meeting of shareholders     or until his or her earlier death,
                    called for the purpose of electing   resignation or removal.
                    trustees or consent of shareholders
                    in lieu thereof for the election of
                    trustees, and until the election and
                    qualification of his or her
                    successor.

Designation of      Under the Delaware Act, the          Equity securities of a corporation
Ownership Shares    ownership interests in a DST are     are generally denominated as
or Interests        denominated as "beneficial           shares of stock. Record owners of
                    interests" and are held by           shares of stock are stockholders.
                    "beneficial owners." However,        Generally, equity securities that
                    there is flexibility as to how a     have voting rights and are entitled
                    governing instrument refers to       to the residual assets of the
                    "beneficial interests" and           corporation, after payment of
                    "beneficial owners" and the          liabilities, are referred to as
                    governing instrument may identify    "common stock."
                    "beneficial interests" and
                    "beneficial owners" as "shares"
                    and "shareholders," respectively.

                        Delaware Statutory Trust               Maryland Corporation
                        ------------------------               --------------------
                   The Trust's beneficial interests,   The Corporation's equity
                   without par value, are designated   securities are shares of common
                   as "shares" and its beneficial      stock, par value $0.20 per share,
                   owners are designated as            and the owners of such stock are
                   "shareholders." This analysis will  "stockholders."
                   use the "share" and "shareholder"
                   terminology.

Series and         Under the Delaware Act, the         The Maryland Law permits a
Classes            governing instrument may provide    corporation to issue one or more
                   for classes, groups or series of    series and classes of stock. If the
                   shares, shareholders or trustees,   stock is to be divided into series or
                   having such relative rights, powers classes, the charter must describe
                   and duties as set forth in the      each series and class, including
                   governing instrument. Such series,  any preferences, conversion or
                   classes or groups may be            other rights, voting powers,
                   described in the DST's governing    restrictions, limitations as to
                   instrument or in resolutions        dividends, qualifications and terms
                   adopted by its trustees. No state   or conditions of redemption
                   filing is necessary and, unless     among such classes and series. To
                   required by the governing           change the terms of an existing
                   instrument, shareholder approval    series or class or create a new
                   is not needed. Except to the extent series or class, the charter must be
                   otherwise provided in the           amended. Generally, amendments
                   governing instrument of a DST,      to the charter must receive board
                   where the DST is a registered       and stockholder approval.
                   investment company under the
                   1940 Act, any class, group or       Under Maryland Law, the charter
                   series of shares established by the may also authorize the board to
                   governing instrument shall be a     classify or reclassify any unissued
                   class, group or series preferred as stock from time to time, without to distributions or dividends over  stockholder approval, by setting or all other classes, groups or series changing the preferences, with respect to assets specifically conversion or other rights, voting
                   allocated to such class, group or   powers, restrictions, limitations as
                   series as contemplated by Section   to dividends, qualifications, or
                   18 (or any amendment or             terms and conditions of
                   successor provision) of the 1940    redemption, by filing articles
                   Act and any regulations issued      supplementary to the charter with
                   thereunder.                         the MSDAT.

                   The Declaration authorizes the      The Charter authorizes the board,
                   board of trustees to divide the     subject to any applicable
                   Trust's shares into separate and    provisions of the 1940 Act, to
                   distinct series and to divide a     classify or to reclassify, from time
                   series into separate classes of     to time, any unissued shares of
                   shares as permitted by the          stock of the Corporation, by
                   Delaware Act. Such series and       setting, changing or eliminating
                   classes will have the rights,       the preference, conversion or

        Delaware Statutory Trust              Maryland Corporation
        ------------------------              --------------------
  powers and duties set forth in the   rights, voting powers, restrictions
  Declaration unless otherwise         or limitations as to dividends, and
  provided in resolutions of the       qualifications or terms and
  board with respect to such series    conditions of or rights to require
  or class. The board of trustees may  redemption of the stock and classify or reclassify any unissued  pursuant to such classification, or shares or any shares of the Trust or reclassification, to increase or
  any series or class, that were       decrease the number of authorized
  previously issued and are            shares but the number of shares of
  reacquired, into one or more series  any class shall not be reduced by
  or classes that may be established   the board below the number of
  and designated from time to time.    shares outstanding.

  The Declaration provides that the    The Charter provides that, at such
  establishment and designation of     times as may be determined by the
  any series or class shall be         board (or with the authorization of
  effective, without the requirement   the board, the officers of the
  of shareholder approval, upon the    Corporation) in accordance with
  adoption of a resolution by not      the 1940 Act, including Rule 18f-3
  less than a majority of the then     thereunder, and applicable rules
  board of trustees, which resolution  and regulations of the National
  shall set forth such establishment   Association of Securities Dealers,
  and designation and may provide,     Inc., and reflected in the
  to the extent permitted by the       Corporation's registration
  Delaware Act, for rights, powers     statement, Class B shares may be
  and duties of such series or class   converted automatically into Class
  (including variations in the         A shares based on the relative net
  relative rights and preferences as   asset values of such classes at the
  between the different series and     time of conversion, subject,
  classes) otherwise than as           however, to any conditions of
  provided in the Declaration. The     conversion that may be imposed
  board of trustees has approved       by the board (or with the
  resolutions that provide the         authorization of the board, the
  shareholders of each series and      officers of the Corporation) and
  class of the Trust with the same     reflected in the registration
  conversion rights, and subject to    statement.
  the same conditions of conversion,
  as the shareholders of the
  corresponding series and class of
  the Corporation.

  Assets and Liabilities               Assets and Liabilities
  The Declaration also provides that   The Charter also provides that the
  each series of the Trust shall be    allocation of investment income,
  separate and distinct from any       realized and unrealized capital
  other series of the Trust, shall     gains and losses, and expenses and
  maintain separate and distinct       liabilities of the Corporation
  records on the books of the Trust,   among the classes of the
  and shall hold and account for the   Corporation's shares and the

         Delaware Statutory Trust               Maryland Corporation
         ------------------------               --------------------
  assets and liabilities belonging to    determination of their respective
  any such series separately from the    net asset values and rights upon
  assets and liabilities of the Trust or liquidation or dissolution of the
  any other series. Each class of a      Corporation shall be determined
  series shall be separate and distinct  conclusively by the board in a
  from any other class of the series.    manner that is consistent with
  If any assets or liabilities which     Rule 18f-3 of the 1940 Act and
  are not readily identifiable as        any existing or future amendment
  assets or liabilities of a particular  to that rule or any rule or
  series, then the board of trustees,    interpretation under the 1940 Act
  or an appropriate officer as           that modifies, is an authorized
  determined by the board of             alternative to, or supersedes that
  trustees, shall allocate such assets   rule.
  or liabilities to, between or among
  any one or more of the series in
  such manner and on such basis as
  the board of trustees, in its sole
  discretion, deems fair and
  equitable. Each such allocation by
  or under the direction of the board
  of trustees shall be conclusive and
  binding upon the shareholders of
  all series for all purposes.
  Liabilities, debts, obligations,
  costs, charges, reserves and
  expenses related to the distribution
  of, and other identified expenses
  that should properly be allocated
  to, the shares of a particular class
  may be charged to and borne
  solely by such class. The bearing
  of expenses solely by a particular
  class of shares may be
  appropriately reflected in (in a
  manner determined by the board
  of trustees), and may affect the net
  asset value attributable to, and the
  dividend, redemption and
  liquidation rights of, such class.
  Each allocation of liabilities,
  debts, obligations, costs, charges,
  reserves and expenses by or under
  the direction of the board of
  trustees shall be conclusive and
  binding upon the shareholders of
  all classes for all purposes.

        Delaware Statutory Trust               Maryland Corporation
        ------------------------               --------------------
  Dividends and Distributions          Dividends and Distributions
  The Declaration provides that no     The Charter provides that the
  dividend or distribution including,  dividends and distributions of without limitation, any distribution investment income and capital
  paid upon dissolution of the Trust   gains with respect to each class of
  or of any series, nor any            the stock of the Corporation shall
  redemption of, the shares of any     be in such amount as may be
  series or class of such series shall declared from time to time by the be effected by the Trust other than  board, and such dividends and
  from the assets held with respect    distributions may vary from class
  to such series, nor, except as       to class to reflect differing
  specifically provided in the         allocations of the expenses of the
  Declaration, shall any shareholder   Corporation among the classes,
  of any particular series otherwise   and any resultant difference
  have any right or claim against the  among the net asset value per
  assets held with respect to any      share of the classes, to such extent
  other series or the Trust generally  and for such purposes as the board
  except, in the case of a right or    may deem appropriate.
  claim against the assets held with
  respect to any other series, to the  The By-Laws provide that
  extent that such shareholder has     dividends upon the capital stock of
  such a right or claim under the      the Corporation, subject to the
  Declaration as a shareholder of      provisions of the Charter, may be
  such other series. The shareholders  declared by the board at any of the Trust or any series or class, regular or special meeting, if any, shall be entitled to receive pursuant to law. Before payment
  dividends and distributions when,    of any dividend, there may be set
  if and as declared by the board of   aside out of the net profits of the
  trustees, provided that with respect Corporation available for
  to classes, such dividends and       dividends such sum or sums as the
  distributions shall comply with the  board from time to time in its
  1940 Act. The right of               absolute discretion thinks proper
  shareholders to receive dividends    as a reserve fund to meet
  or other distributions on shares of  contingencies, or for equalizing
  any class may be set forth in a      dividends, or for repairing or
  plan adopted by the board of         maintaining any property of the
  trustees and amended from time to    Corporation, or for such other
  time pursuant to the 1940 Act.       purpose as the board shall think
                                       conducive to the interests of the
  No share shall have any priority or  Corporation, and the board may
  preference over any other share of   modify or abolish any such reserve
  the same series with respect to      in the manner in which it was
  dividends or distributions paid in   created.
  the ordinary course of business or
  distributions upon dissolution of
  the Trust or of such series made
  pursuant to the provisions of the
  Declaration; provided however,
  that if the shares of a series are


        Delaware Statutory Trust       Maryland Corporation
        ------------------------       --------------------
  divided into classes, no share of a
  particular class shall have any
  priority or preference over any
  other share of the same class with
  respect to dividends or
  distributions paid in the ordinary
  course of business or distributions
  upon dissolution of the Trust or of
  such series made pursuant to the
  provisions of the Declaration. All
  dividends and distributions shall
  be made ratably among all
  shareholders of the Trust or a
  particular series from the property
  of the Trust held with respect to
  the Trust or such series; provided
  however, that if the shares of a
  series are divided into classes, all
  dividends and distributions from
  the property of the Trust held with
  respect to such series shall be
  distributed to each class of such
  series according to the net asset
  value computed for such class and
  within such particular class, shall
  be distributed ratably to the
  shareholders of such class.

  Dividends may be paid in cash or
  in kind. Before payment of any
  dividend there may be set aside
  out of any funds of the Trust, or
  the applicable series, available for
  dividends such sum or sums as the
  board of trustees may from time to
  time, in its absolute discretion,
  think proper as a reserve fund to
  meet contingencies, or for
  equalizing dividends, or for
  repairing or maintaining any
  property of the Trust, or any
  series, or for such other lawful
  purpose as the board of trustees
  shall deem to be in the best
  interests of the Trust, or the
  applicable series, as the case may
  be, and the board of trustees may
  abolish any such reserve in the
  manner in which it was created.

                    Delaware Statutory Trust               Maryland Corporation
                    ------------------------               --------------------
Amendments to The Delaware Act provides broad       Under Maryland Law,
Governing     flexibility as to the manner of       amendments to the charter must
Documents     amending and/or restating the         generally be approved by the
              governing instrument of a DST.        board and by the affirmative vote
              Amendments to the Declaration         of two-thirds of all votes entitled
              that do not change the information    to be cast (unless the charter
              in the DST's certificate of trust are permits amendment by a higher or
              not required to be filed with the     lesser proportion of the voting
              Secretary of State.                   stock, but not less than a majority
                                                    of the shares outstanding).

              Declaration of Trust                  Charter
              The Declaration may be restated       The Charter provides that the
              and/or amended at any time by a       Charter may be amended, altered,
              written instrument signed by a        repealed, or added to (including
              majority of the board of trustees     any amendment which changes the
              and, if required by the Declaration,  terms of any of the outstanding
              the 1940 Act or any securities        stock by classification,
              exchange on which outstanding         reclassification or otherwise) upon
              shares are listed for trading, by     the vote of the holders of a
              approval of such amendment by         majority of the shares outstanding
              the shareholders, by the              and entitled to vote thereon.
              affirmative "vote of a majority of
              the outstanding voting securities"
              (as defined in the 1940 Act) of the
              Trust entitled to vote at a
              shareholders' meeting at which a
              quorum is present, subject to
              Article III, Section 6 of the
              Declaration relating to voting by
              series and classes.

              By-Laws                               By-Laws
              The By-Laws may be amended,           Under Maryland Law, after the
              restated or repealed or new By-       organizational meeting, the power
              Laws may be adopted by the            to adopt, alter or repeal the by-
              affirmative vote of a majority of     laws is vested in the stockholders,
              the outstanding shares entitled to    except to the extent that the
              vote. The By-Laws may also be         charter or by-laws vest such power
              amended, restated or repealed or      in the board.
              new By-Laws may be adopted by
              the board of trustees, by a vote of   The By-Laws may be adopted,
              a majority of the trustees present    amended or repealed by "vote of
              at a meeting at which a quorum is     the holders of a majority of the
              present.                              [Corporation's] stock" (as defined
                                                    in the 1940 Act) at any annual or
              Certificate of Trust                  special meeting of the
              Pursuant to the Declaration,          stockholders at which a quorum is
              amendments and/or restatements        present or represented, provided
              of the certificate of trust shall be  notice of the proposed amendment
              made at any time by the board of      shall have been contained in the

                    Delaware Statutory Trust               Maryland Corporation
                    ------------------------               --------------------
              trustees, without approval of the    notice of the meeting. Directors
              shareholders, to correct any         may adopt, amend or repeal any
              inaccuracy contained therein. Any    By-Law (which is not inconsistent
              such amendments/restatements of      with any By-Law adopted,
              the certificate of trust must be     amended or repealed by
              executed by at least one (1) trustee stockholders) by majority vote of
              and filed with the Secretary of      all of the directors in office at any
              State in order to become effective.  regular meeting, or at any special meeting, in accordance with
                                                   applicable law.

Preemptive    Under the Delaware Act, a            Under Maryland Law, a
Rights and    governing instrument may contain     stockholder does not have
Redemption    any provision relating to the        preemptive rights unless the
of Shares     rights, duties and obligations of    charter expressly grants such
              the shareholders. Unless otherwise   rights.
              provided in the governing
              instrument, a shareholder shall
              have no preemptive right to
              subscribe to any additional issue
              of shares or another interest in a
              DST.

              The Declaration provides that no     The Corporation does not provide
              shareholder shall have the           stockholders with preemptive
              preemptive or other right to         rights.
              subscribe for new or additional
              shares or other securities issued by
              the Trust or any series thereof.

              Unless otherwise provided in the     The Charter provides stockholders
              Trust's prospectus relating to the   the right to require the Corporation
              outstanding shares, as such          to redeem outstanding shares
              prospectus may be amended from       offered by the stockholder upon
              time to time, the Trust shall        the stockholder's compliance with
              purchase the outstanding shares      procedures set forth in the Charter.
              offered by any shareholder for       The Corporation shall pay the net
              redemption upon such                 asset value of such shares, less any
              shareholder's compliance with the    redemption fee fixed by the board
              procedures set forth in the          and payable to the Corporation not
              Declaration and/or such other        exceeding 1% of the net asset
              procedures as the board may          value of the shares redeemed.
              authorize. The Trust shall pay the   However, the board may suspend
              net asset value for such             stockholders' redemption rights
              outstanding shares, subject to       when permitted or required to do
              certain reductions for fees and      so by the 1940 Act. The
              sales charges, in accordance with    Corporation may pay a redeeming
              the Declaration, the By-Laws, the    stockholder in portfolio securities
              1940 Act and other applicable law.   of the Corporation and/or cash, as
              The Trust's payments for such        the board deems advisable, but
              outstanding shares shall be made     stockholders do not have the right

                          Delaware Statutory Trust                Maryland Corporation
                          ------------------------                --------------------
                   in cash, but may, at the option of     to require that the shares be
                   the board of trustees or an            redeemed in kind. In addition, the
                   authorized officer, be made in         board may cause the Corporation
                   kind or partially in cash and          to redeem the shares held in any
                   partially in kind. In addition, at the account if the aggregate net asset
                   option of the board of trustees, the   value of such shares (taken at cost
                   Trust may, from time to time,          or value, as determined by the
                   without the vote of the                board) is less than such amount as
                   shareholders, but subject to the       the board may fix and, upon
                   1940 Act, redeem outstanding           notice, the stockholder does not
                   shares or authorize the closing of     comply with such other terms and
                   any shareholder account, subject       conditions as may be fixed by the
                   to such conditions as may be           board, subject to the 1940 Act.
                   established by the board of
                   trustees.

Dissolution and    The Trust shall be dissolved upon      See Voting Rights, Meetings,
Termination        the first to occur of the following:   Notice, Quorum, Record Dates
Events             (i) upon the vote of the holders of    and Proxies--Stockholder Vote
                   a majority of the outstanding          for the Maryland Law as to the
                   shares of the Trust entitled to vote;  stockholder vote required to
                   (ii) at the discretion of the board of voluntarily dissolve a corporation.
                   trustees at any time there are no
                   shares outstanding of the Trust;       Depending on the grounds for
                   (iii) upon the sale, conveyance and    involuntary dissolution, under
                   transfer of all of the assets of the   Maryland Law (i) stockholders
                   Trust to another entity; or            entitled to cast at least 25% of all
                   (iv) upon the occurrence of a          the votes entitled to be cast in the
                   dissolution or termination event       election of directors; (ii) any
                   pursuant to any provision of the       stockholder entitled to vote in the
                   Delaware Act.                          election of directors; or (iii) any
                                                          stockholder or creditor of the
                   A particular series shall be           corporation, may petition a court
                   dissolved upon the first to occur of   of equity to dissolve the
                   the following: (i) upon the vote of    corporation.
                   the holders of a majority of the
                   outstanding shares of that series
                   entitled to vote; (ii) at the
                   discretion of the board of trustees
                   at any time there are no shares
                   outstanding of that series; or
                   (iii) upon any event that causes the
                   dissolution of the Trust.

                   A particular class shall be
                   terminated upon the first to occur
                   of the following: (i) upon the vote
                   of the holders of a majority of the
                   outstanding shares of that class
                   entitled to vote; (ii) at the
                   discretion of the board of trustees


                       Delaware Statutory Trust                Maryland Corporation
                       ------------------------                --------------------
                 at any time there are no shares
                 outstanding of that class; or (iii)
                 upon the dissolution of the series
                 of which the class is a part.

Liquidation      Under the Delaware Act, a DST         Under Maryland Law, a
upon             that has dissolved shall first pay    corporation that has voluntarily
Dissolution      or make reasonable provision to pay   dissolved shall pay, satisfy and
or               all known claims and obligations,     discharge the existing debts and
Termination      including those that are              obligations of the corporation,
                 contingent, conditional and           including necessary expenses of
                 unmatured, and all known claims       liquidation, before distributing the
                 and obligations for which the         remaining assets to the
                 claimant is unknown. Any              stockholders.
                 remaining assets shall be
                 distributed to the shareholders or
                 as otherwise provided in the
                 governing instrument.

                 Under the Delaware Act, a series
                 that has dissolved shall first pay or
                 make reasonable provision to pay
                 all known claims and obligations
                 of the series, including those that
                 are contingent, conditional and
                 unmatured, and all known claims
                 and obligations of the series for
                 which the claimant is unknown.
                 Any remaining assets of the series
                 shall be distributed to the
                 shareholders of such series or as
                 otherwise provided in the
                 governing instrument.

                 The Declaration provides that any
                 remaining assets of the dissolved
                 Trust and/or each series thereof (or
                 the particular dissolved series, as
                 the case may be) shall be
                 distributed to the shareholders of
                 the Trust and/or each series
                 thereof (or the particular dissolved
                 series, as the case may be) ratably
                 according to the number of
                 outstanding shares of the Trust
                 and/or such series thereof (or the
                 particular dissolved series, as the
                 case may be) held of record by the
                 several shareholders on the date
                 for such dissolution distribution;

                      Delaware Statutory Trust              Maryland Corporation
                      ------------------------              --------------------
                provided, however, that if the
                outstanding shares of a series are
                divided into classes, any
                remaining assets held with respect
                to such series shall be distributed
                to each class of such series
                according to the net asset value
                computed for such class and
                within such particular class, shall
                be distributed ratably to the
                shareholders of such class
                according to the number of
                outstanding shares of such class
                held of record by the several
                shareholders on the date for such
                dissolution distribution.

Voting Rights,  Under the Delaware Act, the
Meetings,       governing instrument may set
Notice, Quorum, forth any provision relating to
Record Dates    trustee and shareholder voting
and Proxies     rights, including the withholding
                of such rights from certain trustees
                or shareholders. If voting rights
                are granted, the governing
                instrument may contain any
                provision relating to meetings,
                notice requirements, written
                consents, record dates, quorum
                requirements, voting by proxy and
                any other matter pertaining to the
                exercise of voting rights. The
                governing instrument may also
                provide for the establishment of
                record dates for allocations and
                distributions by the DST.

                One Vote Per Share                   One Vote Per Share
                Subject to Article III, Section 6 of Under Maryland Law, unless a
                the Declaration relating to voting   corporation's charter provides for
                by series and classes, the           a greater or lesser number of votes
                Declaration provides that each       per share, or limits or denies
                outstanding share is entitled to one voting rights, each outstanding
                vote and each outstanding            share of stock is entitled to one
                fractional share is entitled to a    vote on each matter submitted to a
                fractional vote.                     vote at a meeting of stockholders.
                                                     A corporation may issue fractional
                                                     shares of stock.

         Delaware Statutory Trust                Maryland Corporation
         ------------------------                --------------------
  Voting by Series or Class              The Charter provides that each
  In addition, the Declaration           outstanding share of stock is
  provides that all outstanding          entitled to one vote and each
  shares of the Trust entitled to vote   outstanding fractional share of
  on a matter shall vote on the          stock is entitled to a fractional
  matter, separately by series and, if   vote, subject to Maryland Law and
  applicable, by class, provided that:   1940 Act requirements regarding
  (1) where the 1940 Act requires all    voting by class.
  outstanding shares of the Trust to
  be voted in the aggregate without
  differentiation between the
  separate series or classes, then all
  of the Trust's outstanding shares
  shall vote in the aggregate; and
  (2) if any matter affects only the
  interests of some but not all series
  or classes, then only the
  shareholders of such affected
  series or classes shall be entitled to
  vote on the matter.

  Shareholders' Meetings                 Stockholders' Meetings
  The Delaware Act does not              Under Maryland Law, every
  mandate annual shareholders'           corporation must hold an annual
  meetings.                              stockholders' meeting to elect
                                         directors and transact other
                                         business, except that the charter or
                                         by-laws of a corporation registered
                                         under the 1940 Act may provide
                                         that an annual meeting is not
                                         required in any year in which the
                                         election of directors is not required
                                         by the 1940 Act. Maryland Law
                                         authorizes, and permits the charter
                                         and by-laws to authorize, certain
                                         persons to call special meetings of
                                         stockholders.

  The By-Laws authorize the calling      The By-Laws do not require the
  of a shareholders' meeting:            Corporation to hold an annual
  (i) when deemed necessary or           meeting of stockholders in any
  desirable by the board of trustees;    year in which the election of
  or (ii) to the extent permitted by     directors is not required by the
  the 1940 Act, by the chairperson       1940 Act. Otherwise, the board is
  of the board, or at the request of     authorized to hold annual
  holders of 10% of the outstanding      meetings of stockholders for the
  shares if such shareholders pay the    election of directors and the
  reasonably estimated cost of           transaction of other business as it
  preparing and mailing the notice       may determine. The By-Laws also
  thereof, for the purpose of electing   authorize the calling of a special

       Delaware Statutory Trust               Maryland Corporation
       ------------------------               --------------------
  trustees. However, no meeting       meeting for any purpose or
  may be called at the request of     purposes, unless otherwise
  shareholders to consider any        "prescribed" by statute or the
  matter that is substantially the    Charter, by resolution of the board
  same as a matter voted upon at a    or the president, and shall be
  shareholders' meeting held during   called by the president or the
  the preceding twelve (12) months,   secretary upon the written request
  unless requested by holders of a    of a majority of the directors or at
  majority of all outstanding shares  the written request of stockholders
  entitled to vote at such meeting.   owning 10% "in amount of the
                                      entire capital stock" of the
                                      Corporation then issued and
                                      outstanding, if (1) the request
                                      states the purpose of such meeting
                                      and the matters proposed to be
                                      acted on and (2) the stockholders
                                      requesting such meeting pay the
                                      reasonably estimated cost of
                                      preparing and mailing the notice
                                      thereof. However, no special
                                      meeting will be called at the
                                      request of stockholders to consider
                                      any matter that is substantially the
                                      same as a matter voted upon at a
                                      stockholders' special meeting held
                                      during the preceding 12 months,
                                      unless requested by holders of a
                                      majority of all outstanding shares
                                      entitled to vote at such meeting.

  Record Dates                        Record Dates
  As set forth above, the Delaware    Under Maryland Law, unless the
  Act authorizes the governing        by-laws otherwise provide, the
  instrument of a DST to set forth    board may set a record date, which
  any provision relating to record    date must be set within the
  dates.                              parameters outlined by the
                                      Maryland statute, for determining
                                      stockholders entitled to notice of a
                                      meeting, vote at a meeting, receive
                                      dividends or be allotted other
                                      rights.

  In order to determine the           In order to determine the
  shareholders entitled to notice of, stockholders entitled to notice of,
  and to vote at, a shareholders'     and to vote at, a stockholders'
  meeting, the Declaration            meeting, the By-Laws authorize
  authorizes the board of trustees to the board of directors to fix a fix a record date. The record date  record date not less than ten (10)
  may not precede the date on which   nor more than ninety (90) days
  it is fixed by the board and it may prior to the date of the meeting or
  not be more than one hundred and    prior to the last day on which the

        Delaware Statutory Trust               Maryland Corporation
        ------------------------               --------------------
  twenty (120) days nor less than ten  consent or dissent of stockholders
  (10) days before the date of the     may be effectively expressed for
  shareholders' meeting. The By-       any purpose without a meeting.
  Laws provide that notice of a
  shareholders' meeting shall be
  given to shareholders entitled to
  vote at such meeting not less than
  ten (10) nor more than one
  hundred and twenty (120) days
  before the date of the meeting.

  To determine the shareholders        If the board does not fix a record
  entitled to vote on any action       date, the record date shall be the
  without a meeting, the Declaration   later of the close of business on
  authorizes the board of trustees to  the day on which notice of the
  fix a record date. The record date   meeting is mailed or the 30th day
  may not precede the date on which    before the meeting, except if all
  it is fixed by the board nor may it  stockholders waive notice, the be more than thirty (30) days after  record date is the close of business the date on which it is fixed by the on the 10th day next preceding the
  board.                               day the meeting is held.

  Pursuant to the Declaration, if the
  board of trustees does not fix a
  record date: (a) the record date for
  determining shareholders entitled
  to notice of, and to vote at, a
  meeting will be the day before the
  date on which notice is given or, if
  notice is waived, on the day before
  the date of the meeting; (b) the
  record date for determining
  shareholders entitled to vote on
  any action by consent in writing
  without a meeting, (i) when no
  prior action by the board of
  trustees has been taken, shall be
  the day on which the first signed
  written consent is delivered to the
  Trust, or (ii) when prior action of
  the board of trustees has been
  taken, shall be the day on which
  the board of trustees adopts the
  resolution taking such prior action.

  To determine the shareholders of     To determine the stockholders
  the Trust or any series or class     entitled to a dividend, any other
  thereof entitled to a dividend or    distribution, or delivery of
  any other distribution of assets of  evidences of rights or other
  the Trust or any series or class     interests from the Corporation, the
  thereof, the Declaration authorizes  By-Laws authorize the board to


        Delaware Statutory Trust                Maryland Corporation
        ------------------------                --------------------
  the board of trustees to fix a record fix a record date not exceeding
  date. The record date may not         ninety (90) days preceding the
  precede the date on which it is       date fixed for the payment of the
  fixed by the board nor may it be      dividend or distribution or
  more than sixty (60) days before      delivery of the evidences.
  the date such dividend or
  distribution is to be paid. The
  board may set different record
  dates for different series or
  classes.

  Quorum for Shareholders'              Quorum for Stockholders'
  Meeting                               Meeting
  To transact business at a             Under Maryland Law, unless the
  shareholders' meeting, the            charter or Maryland Law provides
  Declaration provides that forty       otherwise, in order to constitute a
  percent (40%) of the outstanding      quorum for a meeting, there must
  shares entitled to vote at the        be present in person or by proxy,
  meeting, which are present in         stockholders entitled to cast a
  person or represented by proxy,       majority of all the votes entitled to
  shall constitute a quorum at such     be cast at the meeting.
  meeting, except when a larger
  quorum is required by the             To transact business at a meeting,
  Declaration, the By-Laws,             the By-Laws provide that a
  applicable law or any securities      majority of the outstanding shares
  exchange on which such shares         entitled to vote, which are present
  are listed for trading, in which      in person or represented by proxy,
  case such quorum shall comply         shall constitute a quorum at a
  with such requirements. When a        stockholders' meeting.
  separate vote by one or more
  series or classes is required, forty
  percent (40%) of the outstanding
  shares of each such series or class
  entitled to vote at a shareholders'
  meeting of such series or class,
  which are present in person or
  represented by proxy, shall
  constitute a quorum at such series
  or class meeting, except when a
  larger quorum is required by the
  Declaration, the By-Laws,
  applicable law or the requirements
  of any securities exchange on
  which outstanding shares of such
  series or class are listed for
  trading, in which case such
  quorum shall comply with such
  requirements.

         Delaware Statutory Trust                 Maryland Corporation
         ------------------------                 --------------------
  Shareholder Vote                       Stockholder Vote
  The Declaration provides that,         Under Maryland Law, for most
  subject to any provision of the        stockholder actions, unless the
  Declaration, the By-Laws, the          charter or Maryland Law provides
  1940 Act or other applicable law       otherwise, a majority of all votes
  that requires a different vote: (i) in cast at a meeting at which a
  all matters other than the election    quorum is present is required to
  of trustees, the affirmative "vote     approve any matter. Actions such
  of a majority of the outstanding       as (i) amendments to the
  voting securities" (as defined in      corporation's charter, (ii) mergers,
  the 1940 Act) of the Trust entitled    (iii) consolidations, (iv) statutory
  to vote at a shareholders' meeting     share exchanges, (v) transfers of
  at which a quorum is present, shall    assets and (vi) dissolutions require
  be the act of the shareholders; and    the affirmative vote of two-thirds
  (ii) trustees shall be elected by a    of all votes entitled to be cast on
  plurality of the votes cast of the     the matter unless the charter
  holders of outstanding shares          provides for a lesser proportion
  entitled to vote present in person     which may not be less than a
  or represented by proxy at a           majority of all votes entitled to be
  shareholders' meeting at which a       cast on the matter. Unless the
  quorum is present. Pursuant to the     charter or by-laws require a
  Declaration, where a separate vote     greater vote, a plurality of all votes
  by series and, if applicable, by       cast at a meeting at which a
  classes is required, the preceding     quorum is present is required to
  sentence shall apply to such           elect a director.
  separate votes by series and
  classes.

                                         Election of Directors. Under the
                                         By-Laws, at a stockholders'
                                         meeting at which a quorum is
                                         present, a majority of the votes
                                         cast shall be required to fill any
                                         vacancy on the board, unless
                                         express provisions of applicable
                                         statutes, of the Charter or of the
                                         By-Laws require a different vote.
                                         As described in Vacancies on
                                         Board of Trustees/Directors
                                         below, the By-Laws provide for a
                                         different vote to fill vacancies
                                         after shareholders have voted to
                                         increase the number of directors or
                                         to remove a director.


       Delaware Statutory Trust              Maryland Corporation
       ------------------------              --------------------

                                      Other matters for which the vote is
                                      not expressly designated
                                      otherwise. For all other matters,
                                      other than any specific matter for
                                      which the Charter or By-Laws
                                      expressly provides for a different
                                      vote, the affirmative vote of the
                                      holders of a majority of the shares
                                      cast, at a stockholders' meeting at
                                      which a quorum is present, shall
                                      be the act of the stockholders.

  Shareholder Vote on Certain
  Transactions
  Pursuant to the Declaration, the
  board of trustees, by vote of a
  majority of the trustees, may cause
  the merger, consolidation,
  conversion, share exchange or
  reorganization of the Trust, or the
  conversion, share exchange or
  reorganization of any series of the
  Trust, without the vote of the
  shareholders of the Trust or such
  series, as applicable, unless such
  vote is required by the 1940 Act;
  provided however, that the board
  of trustees shall provide 30 days'
  prior written notice to the
  shareholders of the Trust or such
  series, as applicable, of such
  merger, consolidation, conversion,
  share exchange or reorganization.

  If permitted by the 1940 Act, the
  board of trustees, by vote of a
  majority of the trustees, and
  without a shareholder vote, may
  cause the Trust to convert to a
  master feeder structure and thereby
  cause series of the Trust to either
  become feeders into a master fund,
  or to become master funds into
  which other funds are feeders.

  Cumulative Voting                   Cumulative Voting
  The Declaration provides that       Maryland Law provides that the
  shareholders are not entitled to    charter may authorize cumulative
  cumulate their votes on any         voting for the election of the
  matter.                             directors and if the charter does
                                      not so provide, then the
                                      stockholders are not entitled to
                                      cumulative voting rights.

        Delaware Statutory Trust               Maryland Corporation
        ------------------------               --------------------
                                       The Charter and By-Laws do not
                                       have any provisions as to whether
                                       stockholders are entitled to
                                       cumulate their votes on any matter
                                       and consequently, the stockholders
                                       are not entitled to cumulate their
                                       votes on any matter.

  Proxies                              Proxies
  Under the Delaware Act, unless       Under Maryland Law, a
  otherwise provided in the            stockholder may sign a writing
  governing instrument of a DST, on    authorizing another person to act
  any matter that is to be voted on    as a proxy or may transmit such
  by the trustees or the shareholders, authorization by telegram,
  the trustees or shareholders (as     cablegram, datagram, electronic
  applicable) may vote in person or    mail, or any other electronic or
  by proxy and such proxy may be       telephonic means.
  granted in writing, by means of
  "electronic transmission" (as
  defined in the Delaware Act) or as
  otherwise permitted by applicable
  law. Under the Delaware Act, the
  term "electronic transmission" is
  defined as any form of
  communication not directly
  involving the physical
  transmission of paper that creates
  a record that may be retained,
  retrieved and reviewed by a
  recipient thereof and that may be
  directly reproduced in paper form
  by such a recipient through an
  automated process.

  The By-Laws permit a shareholder     The By-Laws require a proxy to
  to authorize another person to act   be executed in writing by the
  as proxy by the following            stockholder or by a duly
  methods: execution of a written      authorized attorney-in-fact. Unless
  instrument or by "electronic         a proxy provides otherwise, it is
  transmission" (as defined in the     not valid more than 11 months
  Delaware Act), telephonic,           after its date. A proxy is revocable
  computerized, telecommunications     by the person executing it or by
  or another reasonable alternative    his or her personal representatives
  to the execution of a written        or assigns. Proxies shall be
  instrument. Unless a proxy           delivered prior to the meeting to
  provides otherwise, it is not valid  the Secretary of the Corporation or more than 11 months after its date.  to the person acting as Secretary
  In addition, the By-Laws provide     of the meeting before being voted.
  that the revocability of a proxy     A proxy with respect to stock held
  that states on its face that it is   in the name of two or more
  irrevocable shall be governed by     persons will be valid if executed
  the provisions of the general        by one of them, unless at or prior

        Delaware Statutory Trust               Maryland Corporation
        ------------------------               --------------------
  corporation law of the State of      to its exercise, the Corporation
  Delaware.                            receives specific written notice to
                                       the contrary from any one of them.
                                       A proxy purporting to be executed
                                       by or on behalf of a stockholder
                                       shall be deemed valid unless it is
                                       challenged at or prior to its
                                       exercise.

  Action by Written Consent            Action by Written Consent
  Under the Delaware Act, unless       Maryland Law provides that any
  otherwise provided in the            action required or permitted to be
  governing instrument of a DST, on    taken at a stockholders' meeting
  any matter that is to be voted on    may be taken without a meeting, if
  by the trustees or the shareholders, a unanimous written consent is
  such action may be taken without     signed by each stockholder
  a meeting, without prior notice      entitled to vote on the matter.
  and without a vote if a written
  consent(s), setting forth the action
  taken, is signed by the trustees or
  shareholders (as applicable)
  having the minimum number of
  votes that would be necessary to
  take such action at a meeting at
  which all trustees or interests in
  the DST (as applicable) entitled to
  vote on such action were present
  and voted. Unless otherwise
  provided in the governing
  instrument, a consent transmitted
  by "electronic transmission" (as
  defined in the Delaware Act) by a
  trustee or shareholder (as
  applicable) or by a person
  authorized to act for a trustee or
  shareholder (as applicable) will be
  deemed to be written and signed
  for this purpose.

  Shareholders. The Declaration        Stockholders. The By-Laws
  authorizes shareholders to take      provide that any action to be taken
  action without a meeting and         by stockholders may be taken
  without prior notice if written      without a meeting if: (1) all
  consents setting forth the action    stockholders entitled to vote on the
  taken are signed by the holders of   matter consent to the action in
  all outstanding shares entitled to   writing; (2) all stockholders
  vote on that action. A consent       entitled to notice of the meeting
  transmitted by "electronic           but not entitled to vote at it sign a
  transmission" (as defined in the     written waiver of any right to
  Delaware Act) by a shareholder or    dissent; and (3) the consents and
  by a person(s) authorized to act for waivers are filed with the record
  a shareholder shall be deemed to     of the meetings of stockholders.

                           Delaware Statutory Trust                Maryland Corporation
                           ------------------------                --------------------
                     be written and signed for purposes    Such consent shall be treated for
                     of this provision.                    all purposes as a vote of the
                                                           meeting.

                     Board of Trustees. The                Board of Directors. The By-Laws
                     Declaration also authorizes the       also provide that, except as
                     board of trustees or any committee    otherwise required by statute, the
                     of the board of trustees to take      board or any committee of the
                     action without a meeting and          board may act by written consent
                     without prior written notice if       signed by all the members of the
                     written consents setting forth the    board or committee, respectively,
                     action taken are executed by          if the consent is filed with the
                     trustees having the number of         minutes of the proceedings of the
                     votes necessary to take that action   board or committee.
                     at a meeting at which the entire
                     board of trustees or any committee
                     thereof, as applicable, is present
                     and voting. A consent transmitted
                     by "electronic transmission" (as
                     defined in the Delaware Act) by a
                     trustee shall be deemed to be
                     written and signed for purposes of
                     this provision.

Removal of Trustees/ The governing instrument of a         Under Maryland Law, unless
Directors            DST may contain any provision         otherwise provided in the charter,
                     relating to the removal of trustees;  a director may generally be
                     provided however, that there shall    removed with or without cause by
                     at all times be at least one trustee  the vote of a majority of all the
                     of the DST.                           votes entitled to be cast generally
                                                           for the election of directors unless
                                                           (i) such director is elected by a
                                                           certain class or series, (ii) the
                                                           charter provides for cumulative
                                                           voting or (iii) the board is
                                                           classified.

                     Under the Declaration, any trustee    Under the By-Laws, stockholders
                     may be removed, with or without       may remove any director or
                     cause, by the board of trustees, by   directors with or without cause at
                     action of a majority of the trustees. a meeting of stockholders duly
                     Shareholders shall have the power     called and at which a quorum is
                     to remove a trustee only to the       present, by the affirmative vote of
                     extent provided by the 1940 Act.      the holders of a majority of the
                                                           votes entitled to be cast thereon,
                                                           remove any director or directors
                                                           from office, and may elect a
                                                           successor or successors to fill any
                                                           resulting vacancies for the
                                                           unexpired terms of the removed
                                                           directors. A stockholders' meeting
                                                           shall be called for such purpose by

                          Delaware Statutory Trust                  Maryland Corporation
                          ------------------------                  --------------------
                                                           board if requested in writing by
                                                           holders of not less than 10% of the
                                                           outstanding shares of the
                                                           Corporation.

Vacancies on Board Subject to the 1940 Act, vacancies      Under Maryland Law,
of Trustees/       on the board of trustees may be         stockholders may elect persons to
Directors          filled by not less than a majority      fill vacancies that result from the
                   vote of the trustee(s) then in          removal of directors. Unless the
                   office, regardless of the number        charter or by-laws provide
                   and even if less than a quorum.         otherwise, a majority of the
                   However, a shareholders' meeting        directors in office, whether or not
                   shall be called to elect trustees if    comprising a quorum, may fill
                   required by the 1940 Act.               vacancies that result from any
                                                           cause except an increase in the
                                                           number of directors. A majority of
                                                           the entire board of directors may
                                                           fill vacancies that result from an
                                                           increase in the number of
                                                           directors.

                   In the event all trustee offices        Under the By-Laws, directors may
                   become vacant, the investment           increase or decrease their number;
                   adviser shall serve as the sole         if the number is increased, the
                   remaining trustee, subject to the       added directors may be elected by
                   provisions of the 1940 Act, and         a majority of directors in office at
                   shall, as soon as practicable, fill all the time of the increase. For other
                   of the vacancies on the board.          vacancies, the directors then in
                   Thereupon, the investment adviser       office (although less than a
                   shall resign as trustee and a           quorum) shall continue to act and
                   shareholders' meeting shall be          may by a majority vote fill any
                   called to elect trustees.               vacancy until the next meeting of
                                                           stockholders, subject to the 1940
                                                           Act.

                                                           The number of directors may also
                                                           be increased or decreased by vote
                                                           of stockholders at any meeting
                                                           called for that purpose and if the
                                                           vote is to increase the number,
                                                           stockholders will vote by plurality
                                                           to elect the directors to fill the new
                                                           vacancies as well as any then
                                                           existing vacancies. The By-Laws
                                                           further provide that "[a]ny
                                                           vacancy may be filled by the
                                                           [s]tockholders at any meeting
                                                           thereof."

                            Delaware Statutory Trust                Maryland Corporation
                            ------------------------                --------------------
Shareholder           Under the Delaware Act, except to     The stockholders of a corporation
Liability             the extent otherwise provided in      are not liable for the obligations of
                      the governing instrument of a         the corporation.
                      DST, shareholders of a DST are
                      entitled to the same limitation of
                      personal liability extended to
                      shareholders of a private
                      corporation organized for profit
                      under the General Corporation
                      Law of the State of Delaware
                      (such shareholders are generally
                      not liable for the obligations of the
                      corporation).

                      Under the Declaration,
                      shareholders are entitled to the
                      same limitation of personal
                      liability as that extended to
                      shareholders of a private
                      corporation organized for profit
                      under the General Corporation
                      Law of the State of Delaware.
                      However, the board of trustees
                      may cause any shareholder to pay
                      for charges of the trust's custodian
                      or transfer, dividend disbursing,
                      shareholder servicing or similar
                      agent for services provided to such
                      shareholder.

Trustee/Director/     Subject to the provisions in the      Maryland Law requires a director
Agent Liability       governing instrument, the             to perform his or her duties in
                      Delaware Act provides that a          good faith, in a manner he or she
                      trustee or any other person           reasonably believes to be in the
                      managing the DST, when acting in      best interests of the corporation
                      such capacity, will not be            and with the care that an ordinarily
                      personally liable to any person       prudent person in a like position
                      other than the DST or a               would use under similar
                      shareholder of the DST for any        circumstances. A director who
                      act, omission or obligation of the    performs his or her duties in
                      DST or any trustee. To the extent     accordance with this standard has
                      that at law or in equity, a trustee   no liability to the corporation, its
                      has duties (including fiduciary       stockholders or to third persons by
                      duties) and liabilities to the DST    reason of being or having been a
                      and its shareholders, such duties     director. A corporation may
                      and liabilities may be expanded or    include in its charter a provision
                      restricted by the governing           expanding or limiting the liability
                      instrument.                           of its directors and officers for
                                                            money damages to the corporation
                                                            or its stockholders, provided

                      Delaware Statutory Trust               Maryland Corporation
                      ------------------------               --------------------
                                                     however, that liability may not be
                                                     limited to the extent the person has
                                                     received an improper benefit or
                                                     profit in money, property or
                                                     services or where such person has
                                                     been actively and deliberately
                                                     dishonest.

                The Declaration provides that any    The Charter provides that no
                person who is or was a trustee,      director or officer shall be
                officer, employee or other agent of  personally liable to the
                the Trust or is or was serving at    Corporation or its stockholders for
                the request of the Trust as a        monetary damages except: (i) a
                trustee, director, officer, employee director or officer is liable for the
                or other agent of another            amount of any improper benefit or
                corporation, partnership, joint      profit in money, property or
                venture, trust or other enterprise   services actually received; and
                (an "Agent") will be liable to the   (ii) where a judgment or other
                Trust and to any shareholder         final adjudication adverse to the
                solely for such Agent's own          director or officer is entered in a
                willful misfeasance, bad faith,      proceeding based on a finding that
                gross negligence or reckless         such person's action, or failure to
                disregard of the duties involved in  act, was the result of active and
                the conduct of such Agent (such      deliberate dishonesty and was
                conduct referred to as               material to the cause of action
                "Disqualifying Conduct"). Subject    adjudicated in the proceeding. The
                to the preceding sentence, Agents    Charter further provides that no
                will not be liable for any act or    director or officer will be
                omission of any other Agent or       protected from liability to the
                any investment adviser or            Corporation or its stockholders
                principal underwriter of the Trust.  arising from such director's or
                No Agent, when acting in such        officer's Disqualifying Conduct.
                capacity, shall be personally liable
                to any person (other than the Trust
                or its shareholders as described
                above) for any act, omission or
                obligation of the Trust or any
                trustee.

Indemnification Subject to such standards and        Unless limited by its charter,
                restrictions contained in the        Maryland Law requires a
                governing instrument of a DST,       corporation to indemnify a
                the Delaware Act authorizes a        director who has successfully
                DST to indemnify and hold            defended a proceeding to which
                harmless any trustee, shareholder    such person was a party because
                or other person from and against     of such person's service in such
                any and all claims and demands.      capacity, against reasonable
                                                     expenses incurred in connection
                                                     with the proceeding.

      Delaware Statutory Trust              Maryland Corporation
      ------------------------              --------------------
                                    Maryland Law permits a
                                    corporation to indemnify a
                                    director, officer, employee or
                                    agent who is a party or threatened
                                    to be a party, by reason of service
                                    in that capacity, to any threatened,
                                    pending or completed action, suit
                                    or proceeding, against judgments,
                                    penalties, fines, settlements and
                                    reasonable expenses unless it is
                                    established that: (i) the act or
                                    omission of such person was
                                    material to the matter giving rise
                                    to the proceeding, and was
                                    committed in bad faith or was the
                                    result of active and deliberate
                                    dishonesty; (ii) such person
                                    actually received an improper
                                    personal benefit; or (iii) such
                                    person had reasonable cause to
                                    believe that the act or omission
                                    was unlawful. This permissible
                                    indemnification obligation may be
                                    provided for, or may be
                                    prohibited, through a corporation's
                                    charter, by-laws, a board
                                    resolution or another agreement.
                                    However, if the proceeding is a
                                    derivative suit or was brought by
                                    the corporation, the corporation
                                    may not indemnify a person who
                                    has been adjudged to be liable to
                                    the corporation. Corporations are
                                    authorized to advance payment of
                                    reasonable expenses upon
                                    compliance with certain
                                    requirements.

  Pursuant to the Declaration, the  The By-Laws provide that the
  Trust will indemnify any Agent    Corporation will indemnify its:
  who was or is a party or is       (i) directors to the fullest extent
  threatened to be made a party to  that indemnification of directors is any proceeding by reason of such  permitted by Maryland Law;
  Agent's capacity, against         (ii) officers to the same extent as
  attorneys' fees and other certain its directors and to such further
  expenses, judgments, fines,       extent as is consistent with law;
  settlements and other amounts     and (iii) directors and officers
  incurred in connection with such  who, while serving as directors or proceeding if such Agent acted in officers, also serve at the request

               Delaware Statutory Trust               Maryland Corporation
               ------------------------               --------------------
          good faith or in the case of a      of the Corporation as a director,
          criminal proceeding, had no         officer, partner, trustee, employee,
          reasonable cause to believe such    agent or fiduciary of another
          Agent's conduct was unlawful.       corporation, partnership, joint
          However, there is no right to       venture, trust, other enterprise or
          indemnification for any liability   employee benefit plan to the
          arising from the Agent's            fullest extent consistent with law.
          Disqualifying Conduct. As to any    This indemnification (and other
          matter for which such Agent is      rights) provided by the By-Laws
          found to be liable in the           will continue as to persons who
          performance of such Agent's duty    have ceased to be a director or
          to the Trust or its shareholders,   officer, includes the advance of
          indemnification will be made only   reasonable expenses subject to
          to the extent that the court in     certain conditions, and will inure
          which that action was brought       to the benefit of the heirs,
          determines that in view of all the  executors and administrators of
          circumstances of the case, the      such persons, but such persons
          Agent was not liable by reason of   will not be protected against any
          such Agent's Disqualifying          liability to the Corporation or its
          Conduct. Note that the Securities   stockholders arising from his or
          Act of 1933, as amended (the        her Disqualifying Conduct. The
          "1933 Act"), in the opinion of the  Corporation may indemnify, and
          U.S. Securities and Exchange        advance reasonable expenses to,
          Commission ("SEC"), and the         its employees and agents who are
          1940 Act also limit the ability of  not officers or directors of the
          the Trust to indemnify an Agent.    Corporation as may be provided
                                              by the board of directors or by
          Expenses incurred by an Agent in    contract, subject to any limitations
          defending any proceeding may be     imposed by the 1940 Act. The By-
          advanced by the Trust before the    Laws permit the board of directors
          final disposition of the proceeding to make such additional provisions on receipt of an undertaking by or  for the indemnification and on behalf of the Agent to repay the advancement of expenses to
          amount of the advance if it is      directors, officers, employees and
          ultimately determined that the      agents, as are consistent with the
          Agent is not entitled to            law. The indemnification provided
          indemnification by the Trust.       by the By-Laws is not exclusive of
                                              any other right, with respect to
                                              indemnification or otherwise, to
                                              which those seeking
                                              indemnification may be entitled
                                              under any insurance or other
                                              agreement or resolution of
                                              stockholders or disinterested
                                              directors or otherwise.

Insurance The Delaware Act is silent as to    Under Maryland Law, a
          the right of a DST to purchase      corporation may purchase
          insurance on behalf of its trustees insurance on behalf of any person

                           Delaware Statutory Trust               Maryland Corporation
                           ------------------------               --------------------
                     or other persons. However, as the    who is or was a director, officer,
                     policy of the Delaware Act is to     employee or agent against any
                     give maximum effect to the           liability asserted against and
                     principle of freedom of contract     incurred by such person in any
                     and to the enforceability of         such capacity whether or not the
                     governing instruments, the           corporation would have the power
                     Declaration authorizes the board     to indemnify such person against
                     of trustees, to the fullest extent   such liability.
                     permitted by applicable law, to
                     purchase with Trust assets,          The By-Laws authorize the
                     insurance for liability and for all  Corporation to purchase and
                     expenses of an Agent in              maintain insurance on behalf of
                     connection with any proceeding in    any person who is or was a
                     which such Agent becomes             director, officer, employee or
                     involved by virtue of such Agent's   agent of the Corporation or who,
                     actions, or omissions to act, in its while a director, officer,
                     capacity or former capacity with     employee, or agent of the
                     the Trust, whether or not the Trust  Corporation, is or was serving at
                     would have the power to              the request of the Corporation as a
                     indemnify such Agent against         director, officer, partner, trustee,
                     such liability.                      employee, or agent of another
                                                          foreign or domestic corporation,
                                                          partnership, joint venture, trust,
                                                          other enterprise, or employee
                                                          benefit plan against any liability
                                                          asserted against and incurred by
                                                          such person in any such capacity
                                                          or arising out of such person's
                                                          position. However, no insurance
                                                          may be purchased which would
                                                          indemnify any director or officer
                                                          against any liability to the
                                                          Corporation or its stockholders
                                                          arising from such person's
                                                          Disqualifying Conduct.

Shareholder          Under the Delaware Act, except to    Under Maryland Law, a
Right of             the extent otherwise provided in     stockholder may inspect, during
Inspection           the governing instrument and         usual business hours, the
                     subject to reasonable standards      corporation's by-laws, stockholder
                     established by the trustees, each    proceeding minutes, annual
                     shareholder has the right, upon      statements of affairs and voting
                     reasonable demand for any            trust agreements. In addition,
                     purpose reasonably related to the    stockholders who have
                     shareholder's interest as a          individually or together been
                     shareholder, to obtain from the      holders of at least 5% of the
                     DST certain information regarding    outstanding stock of any class for
                     the governance and affairs of the    at least 6 months, may inspect and
                     DST.                                 copy the corporation's books of
                                                          account, its stock ledger and its
                                                          statement of affairs.

                         Delaware Statutory Trust               Maryland Corporation
                         ------------------------               --------------------
                   To the extent permitted by           The Charter grants stockholders
                   Delaware law and the By-Laws, a      inspection rights only to the extent
                   shareholder, upon reasonable         provided by Maryland Law. Such
                   written demand to the Trust for      rights are subject to reasonable
                   any purpose reasonably related to    regulations of the board of
                   such shareholder's interest as a     directors not contrary to Maryland
                   shareholder, may inspect certain     Law.
                   information as to the governance
                   and affairs of the Trust during
                   regular business hours. However,
                   reasonable standards governing,
                   without limitation, the information
                   and documents to be furnished and
                   the time and location of furnishing
                   the same, will be established by
                   the board or any officer to whom
                   such power is delegated in the By-
                   Laws. In addition, as permitted by
                   the Delaware Act, the By-Laws
                   also authorize the board or an
                   officer to whom the board
                   delegates such powers to keep
                   confidential from shareholders for
                   such period of time as deemed
                   reasonable any information that
                   the board or such officer in good
                   faith believes would not be in the
                   best interest of the Trust to
                   disclose or that could damage the
                   Trust or that the Trust is required
                   by law or by agreement with a
                   third party to keep confidential.

Derivative         Under the Delaware Act, a            Under Maryland Law, in order to
Actions            shareholder may bring a derivative   bring a derivative action, a
                   action if trustees with authority to stockholder (or his or her
                   do so have refused to bring the      predecessor if he or she became a
                   action or if a demand upon the       stockholder by operation of law)
                   trustees to bring the action is not  must be a stockholder (a) at the
                   likely to succeed. A shareholder     time of the acts or omissions
                   may bring a derivative action only   complained about, (b) at the time
                   if the shareholder is a shareholder  the action is brought, and (c) until
                   at the time the action is brought    the completion of the litigation. A
                   and: (i) was a shareholder at the    derivative action may be brought
                   time of the transaction complained   by a stockholder if (i) a demand
                   about or (ii) acquired the status of upon the board of directors to
                   shareholder by operation of law or   bring the action is improperly
                   pursuant to the governing            refused or (ii) a request upon the
                   instrument from a person who was     board of directors would be futile.
                   a shareholder at the time of the

                         Delaware Statutory Trust              Maryland Corporation
                         ------------------------              --------------------
Derivative         transaction. A shareholder's right   Under Maryland Law, a director
Actions            to bring a derivative action may be  of an investment company who "is
                   subject to such additional           not an interested person, as
                   standards and restrictions, if any,  defined by the 1940 Act, shall be
                   as are set forth in the governing    deemed to be independent and
                   instrument.                          disinterested when making any
                                                        determination or taking any action
                   The Declaration provides that,       as a director."
                   subject to the requirements set
                   forth in the Delaware Act, a
                   shareholder may bring a derivative
                   action on behalf of the Trust only
                   if the shareholder first makes a
                   pre-suit demand upon the board of
                   trustees to bring the subject action
                   unless an effort to cause the board
                   of trustees to bring such action is
                   excused. A demand on the board
                   of trustees shall only be excused if
                   a majority of the board of trustees,
                   or a majority of any committee
                   established to consider the merits
                   of such action, has a material
                   personal financial interest in the
                   action at issue. A trustee shall not
                   be deemed to have a material
                   personal financial interest in an
                   action or otherwise be disqualified
                   from ruling on a shareholder
                   demand by virtue of the fact that
                   such trustee receives remuneration
                   from his service on the board of
                   trustees of the Trust or on the
                   boards of one or more investment
                   companies with the same or an
                   affiliated investment advisor or
                   underwriter.

Management         The Trust is an open-end             The Corporation is an open-end
Investment         management investment company        management investment company
Company            under the 1940 Act (i.e., a          under the 1940 Act (i.e., a
Classification     management investment company        management investment company
                   whose securities are redeemable).    whose securities are redeemable).

                                                                      EXHIBIT D

                      FUNDAMENTAL INVESTMENT RESTRICTIONS
                     PROPOSED TO BE AMENDED OR ELIMINATED

                   CURRENT
                 INVESTMENT                   CURRENT                         PROPOSED
                 RESTRICTION                FUNDAMENTAL                      FUNDAMENTAL
PROPOSAL OR       NUMBER &                  RESTRICTION                      RESTRICTION
SUB-PROPOSAL       SUBJECT               The Fund may not:                The Fund may not:
------------ ------------------- --------------------------------- --------------------------------
     3a      1. (Diversification Invest more than 5% of its        Purchase the securities of any
             of investments)     total assets in the securities of one issuer (other than the U.S.
                                 any one issuer (exclusive of      government or any of its
                                 U.S. government securities).      agencies or instrumentalities
                                                                   or securities of other
                                                                   investment companies,
                                                                   whether registered or excluded
                                                                   from registration under
                                                                   Section 3(c) of the 1940 Act)
                                                                   if immediately after such
                                                                   investment (a) more than 5%
                                                                   of the value of the Fund's total
                                                                   assets would be invested in
                                                                   such issuer or (b) more than
                                                                   10% of the outstanding voting
                                                                   securities of such issuer would
                                                                   be owned by the Fund, except
                                                                   that up to 25% of the value of
                                                                   the Fund's total assets may be
                                                                   invested without regard to
                                                                   such 5% and 10% limitations.

     3b      2. (Real Estate)    Invest in real estate or          Purchase or sell real estate
                                 mortgages on real estate          unless acquired as a result of
                                 (although the Fund may            ownership of securities or
                                 invest in marketable              other instruments and
                                 securities secured by real        provided that this restriction
                                 estate or interests therein).     does not prevent the Fund
                                                                   from purchasing or selling
                                                                   securities secured by real
                                                                   estate or interests therein or
                                                                   securities of issuers that
                                                                   invest, deal or otherwise
                                                                   engage in transactions in real
                                                                   estate or interests therein.

     4       2. (Investment in   Invest in other open-end          Proposed to be Eliminated.
             Other Investment    investment companies
             Companies)          (except in connection with a      Note: The Fund will still be
                                 merger, consolidation,            subject to the restrictions of
                                 acquisition or reorganization)    (S) 12(d) of the 1940 Act, or
                                 or, as an operating policy        any rules or exemptions or

                 CURRENT
               INVESTMENT                 CURRENT                        PROPOSED
               RESTRICTION              FUNDAMENTAL                     FUNDAMENTAL
PROPOSAL OR     NUMBER &                RESTRICTION                     RESTRICTION
SUB-PROPOSAL     SUBJECT             The Fund may not:               The Fund may not:
------------ ---------------- ------------------------------- --------------------------------
                              approved by the board, invest   interpretations thereunder that
                              in closed-end investment        may be adopted, granted or
                              companies.                      issued by the SEC, which
                                                              restrict an investment
                                                              company's investments in
                                                              other investment companies.

     4       2. (Oil and Gas  Invest in interests (other than Proposed to be Eliminated.
             Programs)        publicly issued debentures or
                              equity stock interests) in oil,
                              gas or other mineral
                              exploration or development
                              programs.

     3c      2. (Commodities) Purchase or sell commodity      Purchase or sell physical
                              contracts.                      commodities, unless acquired
                                                              as a result of ownership of
                                                              securities or other instruments
                                                              and provided that this
                                                              restriction does not prevent the
                                                              Fund from engaging in
                                                              transactions involving
                                                              currencies and futures
                                                              contracts and options thereon
                                                              or investing in securities or
                                                              other instruments that are
                                                              secured by physical
                                                              commodities.

     4       3. (Management   Purchase or retain securities   Proposed to be Eliminated.
             Ownership of     of any company in which
             Securities)      directors or officers of the
                              Fund or of the manager,
                              individually owning more
                              than  1/2 of 1% of the
                              securities of such company,
                              in the aggregate own more
                              than 5% of the securities of
                              such company.

     4       4. (Control)     Purchase more than 10% of       Proposed to be Eliminated.
                              any class of securities of any  Note: The Fund will be
                              one company, including more     subject to the fundamental
                              than 10% of its outstanding     investment restriction on
                              voting securities, or invest in diversification described in
                              any company for the purpose     Sub-Proposal 3a above.
                              of exercising control or
                              management.

                  CURRENT
                INVESTMENT                 CURRENT                        PROPOSED
                RESTRICTION              FUNDAMENTAL                     FUNDAMENTAL
PROPOSAL OR      NUMBER &                RESTRICTION                     RESTRICTION
SUB-PROPOSAL      SUBJECT             The Fund may not:               The Fund may not:
------------ ----------------- ------------------------------- --------------------------------
     3d      5. (Underwriting) Act as an underwriter.          Act as an underwriter except
                                                               to the extent the Fund may be
                                                               deemed to be an underwriter
                                                               when disposing of securities it
                                                               owns or when selling its own
                                                               shares.

     3e      5. (Senior        Issue senior securities.        Issue senior securities, except
             Securities)                                       to the extent permitted by the
                                                               1940 Act and any rules,
                                                               exemptions or interpretations
                                                               thereunder that may be
                                                               adopted, granted or issued by
                                                               the SEC.

     4       5. (Purchase      Purchase on margin or sell      Proposed to be Eliminated.
             Securities on     short; write, buy or sell puts,
             Margin, Short     calls, straddles or spreads.    Note: The Fund will still be
             Sales and Write,                                  subject to the fundamental
             Buy or Sell                                       investment restriction on
             Options)                                          issuing senior securities
                                                               described in Sub-Proposal 3e
                                                               above.

     3f      6. (Lending)      Loan money, apart from the      Make loans to other persons
                               purchase of a portion of an     except (a) through the lending
                               issue of publicly distributed   of its portfolio securities,
                               bonds, debentures, notes and    (b) through the purchase of
                               other evidences of              debt securities, loan
                               indebtedness, although the      participations and/or engaging
                               Fund may buy U.S.               in direct corporate loans in
                               government obligations with     accordance with its investment
                               a simultaneous agreement        objectives and policies, and
                               with the seller to repurchase   (c) to the extent the entry into
                               them within no more than        a repurchase agreement is
                               seven days at the original      deemed to be a loan. The Fund
                               repurchase price plus accrued   may also make loans to other
                               interest.                       investment companies to the
                                                               extent permitted by the
                                                               1940 Act or any rules or
                                                               exemptions or interpretations
                                                               thereunder that may be
                                                               adopted, granted or issued by
                                                               the SEC.

     3g      7. (Borrowing)    Borrow money for any            Borrow money, except to the
                               purpose other than redeeming    extent permitted by the
                               its shares for cancellation,    1940 Act or any rules,

                  CURRENT
                INVESTMENT                  CURRENT                        PROPOSED
                RESTRICTION               FUNDAMENTAL                     FUNDAMENTAL
PROPOSAL OR      NUMBER &                 RESTRICTION                     RESTRICTION
SUB-PROPOSAL      SUBJECT              The Fund may not:               The Fund may not:
------------ ------------------ ------------------------------- -------------------------------
                                and then only as a temporary    exemptions or interpretations
                                measure up to an amount not     thereunder that may be
                                exceeding 5% of the value of    adopted, granted or issued by
                                its total assets; or pledge,    the SEC.
                                mortgage, or hypothecate its
                                assets for any purpose other
                                than to secure such
                                borrowings, and then only to
                                such extent not exceeding
                                10% of the value of its total
                                assets as the board of
                                directors may by resolution
                                approve. The Fund will not
                                pledge, mortgage or
                                hypothecate its assets to the
                                extent that at any time the
                                percentage of pledged assets
                                plus the sales commission
                                will exceed 10% of the
                                offering price of its shares.

     4       8. (Three Years of Invest more than 5% of the      Proposed to be Eliminated.
             Company            value of its total assets in
             Operation)         securities of issuers which
                                have been in continuous
                                operation less than three
                                years.

     4       9. (Warrants)      Invest more than 5% of its      Proposed to be Eliminated.
                                total assets in warrants
                                whether or not listed on the
                                New York Stock Exchange or
                                American Stock Exchange,
                                and more than 2% of its total
                                assets in warrants that are not
                                listed on those exchanges.
                                Warrants acquired by the
                                Fund in units or attached to
                                securities are not included in
                                this restriction.

     4       10. (Illiquid and  Invest more than 10% of its     Proposed to be Eliminated.
             Restricted         total assets in restricted
             Securities)        securities, securities with a   Note: The Board has adopted
                                limited trading market (which   the non-fundamental Illiquid
                                the Fund may not be able to     Securities Restriction,
                                dispose of at the current       consistent with the SEC staff's

                CURRENT
              INVESTMENT                CURRENT                        PROPOSED
              RESTRICTION             FUNDAMENTAL                     FUNDAMENTAL
PROPOSAL OR    NUMBER &               RESTRICTION                     RESTRICTION
SUB-PROPOSAL    SUBJECT            The Fund may not:               The Fund may not:
------------ -------------- ------------------------------- --------------------------------
                            market price) or those which    current position on illiquid
                            are not otherwise readily       securities, which prohibits the
                            marketable with readily         Fund from investing more
                            available current market        than 15% of its net assets in
                            quotations.                     illiquid securities.

     3h      11. (Industry  Invest more than 25% of its     Invest more than 25% of its
             Concentration) total assets in a single        net assets in securities of
                            industry.                       issuers in any one industry
                                                            (other than securities issued or
                                                            guaranteed by the U.S.
                                                            government or any of its
                                                            agencies or instrumentalities
                                                            or securities of other
                                                            investment companies).

     4       12. ("Letter"  Invest in "letter" stocks or    Proposed to be Eliminated.
             Stocks)        securities on which there are
                            any sales restrictions under a  Note: The Board has adopted
                            purchase agreement.             the non-fundamental Illiquid
                                                            Securities Restriction,
                                                            consistent with the SEC staff's
                                                            current position on illiquid
                                                            securities, which prohibits the
                                                            Fund from investing more
                                                            than 15% of its net assets in
                                                            illiquid securities.

     4       13. (Joint     Participate on a joint or a     Proposed to be Eliminated.
             Accounts)      joint and several basis in any
                            trading account in securities.
                            (See "Portfolio Transactions"
                            [in the SAI] as to transactions
                            in the same securities for the
                            Fund, other clients and/or
                            other mutual funds within
                            Franklin Templeton
                            Investments.)*

--------
* This disclosure states that if purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the [Investment Manager] are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the [Investment Manager], taking into account the respective sizes of the funds and the amount of securities to be purchased or sold.

                                                                103 PROXY 01/04

















PROXY                                                                   PROXY

                  TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.

               SPECIAL MEETING OF SHAREHOLDERS - MARCH 19, 2004

The undersigned hereby revokes all previous proxies for his/her shares and appoints BARBARA J. GREEN, ROBERT C. ROSSELOT and LORI A. WEBER, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Templeton Global Smaller Companies Fund, Inc. (the "Fund"), that the undersigned is entitled to vote at the Fund's Special Meeting of Shareholders (the "Meeting") to be held at 500 East Broward Blvd., 12th Floor, Fort Lauderdale, Florida 33394 at 2:00 p.m., Eastern time, on the 19th day of March 2004, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any matters that may properly be acted upon at the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR PROPOSALS 1 (INCLUDING ALL NOMINEES FOR DIRECTOR), 2, 3 (INCLUDING EIGHT (8) SUB-PROPOSALS) AND 4. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.


                        VOTE VIA THE INTERNET: WWW.FRANKLINTEMPLETON.COM VOTE VIA THE TELEPHONE: 1-866-241-6192
                        999 9999 9999 999

                        PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF SIGNING FOR ESTATES, TRUSTS OR CORPORATIONS, TITLE OR CAPACITY SHOULD BE STATED. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.



                        ------------------------------------------------------
                        Signature


                        ------------------------------------------------------
                        Signature


                        ------------------------------------------------, 2004
                        Dated                                      TGSCF_13893


                        I PLAN TO ATTEND THE MEETING.   YES      NO
                                                        [ ]      [ ]


                          (CONTINUED ON THE OTHER SIDE)

PLEASE MARK YOURS VOTES AS INDICATED IN THIS EXAMPLE: [X]

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSALS 1 THROUGH 4.



PROPOSAL 1 - To elect a Board of Directors of the Fund:

01 Harris J. Ashton    05 Gordon S. Macklin             09 Nicholas F. Brady     FOR all nominees       WITHHOLD AUTHORITY
02 Frank J. Crothers   06 Fred R. Millsaps              10 Harmon E. Burns       listed (except as      to vote for all
03 S. Joseph Fortunato 07 Frank A. Olson                11 Charles B. Johnson    marked to the left)    nominees listed.
04 Edith E. Holiday    08 Constantine D. Tseretopoulos                                  [ ]                   [ ]

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE BELOW.

-------------------------------------------------------------------------



PROPOSAL 2 - To approve an Agreement and Plan of Reorganization that provides for the Reorganization of the Fund from a Maryland corporation to a Delaware statutory trust.

               FOR               AGAINST             ABSTAIN
               [ ]                 [  ]               [  ]


PROPOSAL 3 - To approve amendments to certain of the Fund's fundamental investment restrictions (includes eight (8) Sub-Proposals):

          Sub-Proposal 3a. To amend the Fund's fundamental investment restriction regarding diversification of investments.

                          FOR           AGAINST          ABSTAIN
                          [ ]            [  ]             [  ]

          Sub-Proposal  3b. To amend the Fund's fundamental investment restriction regarding investments in real estate.

                          FOR           AGAINST          ABSTAIN
                          [ ]            [  ]             [  ]

          Sub-Proposal  3c. To amend the Fund's  fundamental  investment restriction regarding investments in commodities.

                          FOR           AGAINST          ABSTAIN
                          [ ]            [  ]             [  ]

          Sub-Proposal  3d. To amend the Fund's fundamental investment restriction regarding underwriting.

                          FOR           AGAINST          ABSTAIN
                          [ ]            [  ]             [  ]

          Sub-Proposal 3e. To amend the Fund's fundamental  investment restriction regarding issuing senior securities.

                          FOR           AGAINST          ABSTAIN
                          [ ]            [  ]             [  ]

          Sub-Proposal 3f. To amend the Fund's fundamental investment restriction regarding lending.

                          FOR           AGAINST          ABSTAIN
                          [ ]            [  ]             [  ]

          Sub-Proposal 3g. To amend the Fund's fundamental investment restriction regarding borrowing.

                          FOR           AGAINST          ABSTAIN
                          [ ]            [  ]             [  ]

          Sub-Proposal 3h. To amend the Fund's fundamental investment restriction regarding industry concentration.

                          FOR           AGAINST          ABSTAIN
                          [ ]            [  ]             [  ]

PROPOSAL 4 - To approve the elimination of certain of the Fund's fundamental investment restrictions.

               FOR              AGAINST               ABSTAIN
               [ ]               [ ]                    [ ]



           IMPORTANT: PLEASE SIGN, DATE AND RETURN YOUR PROXY...TODAY